                                                                [EXECUTION COPY]

                                                                   EXHIBIT 10.04

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                           THIRD AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                      among

                           MBIA INSURANCE CORPORATION,

                           THE BANKS SIGNATORY HERETO,

              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.
                              "RABOBANK NEDERLAND",
                                New York Branch,
                             As Administrative Agent

                                       and

                                DEUTSCHE BANK AG,
                                New York Branch,
                             as Documentation Agent

                        ---------------------------------

                          dated as of October 31, 2002

                        ---------------------------------

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

                                Table of Contents

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ARTICLE 1  DEFINED TERMS..................................................................................    1
ARTICLE 2  LOANS..........................................................................................    1
      Section 2.1   Commitment............................................................................    1
      Section 2.2   Manner of Borrowing and Disbursement..................................................    2
      Section 2.3   Notes; Loan Account...................................................................    2
      Section 2.4   Interest Rates........................................................................    3
      Section 2.5   Repayment of Loans....................................................................    4
      Section 2.6   Prepayments and Mandatory Repayments Prior to Maturity................................    4
      Section 2.7   Limitations on Sources of Payment.....................................................    5
      Section 2.8   Several Obligations and Rights of Banks...............................................    5
      Section 2.9   Pro Rata Treatment of Loans, Etc......................................................    6
      Section 2.10  Individual Recovery...................................................................    6
      Section 2.11  Fronting Banks........................................................................    7
ARTICLE 3  REDUCTION, TERMINATION AND EXTENSION OF COMMITMENT.............................................   10
      Section 3.1   Commitment and Termination Fees.......................................................   10
      Section 3.2   Termination or Reduction of Commitments...............................................   11
      Section 3.3   [Reserved]............................................................................   12
      Section 3.4   Yield Protection......................................................................   12
      Section 3.5   Reimbursement.........................................................................   14
      Section 3.6   Manner of Payment; Calculations, etc..................................................   14
ARTICLE 4  CONDITIONS PRECEDENT...........................................................................   17
      Section 4.1   Restatement Effective Date............................................................   17
      Section 4.2   Conditions Precedent to Each Loan.....................................................   19
      Section 4.3   Delayed Effectiveness of Certain Amendments...........................................   20
      Section 4.4   Tranche B Commitments at Restatement Effective Date...................................   20
ARTICLE 5  REPRESENTATIONS AND WARRANTIES; OTHER AGREEMENTS...............................................   21
      Section 5.1   Due Incorporation, Etc................................................................   21
      Section 5.2   Due Authorization, Etc................................................................   21
      Section 5.3   Approvals.............................................................................   21
      Section 5.4   Enforceability........................................................................   21
      Section 5.5   Pari Passu Obligations................................................................   22
      Section 5.6   Financial Information, etc............................................................   22
      Section 5.7   Litigation............................................................................   22
      Section 5.8   Taxes.................................................................................   23
      Section 5.9   Absence of Defaults, etc..............................................................   23
      Section 5.10  ERISA.................................................................................   23
      Section 5.11  Compliance with Insurance Law.........................................................   23
      Section 5.12  Covered Portfolio.....................................................................   24
      Section 5.13  Investment Company Status.............................................................   24
      Section 5.14  SEC Reports...........................................................................   24
      Section 5.15  Ownership; Subsidiaries...............................................................   25
      Section 5.16  Disclosure............................................................................   25

                                       (i)

                                Table of Contents
                                   (continued)

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ARTICLE 6  COVENANTS......................................................................................   25
      Section 6.1   Use of Proceeds.......................................................................   25
      Section 6.2   Conduct of Business and Corporate Existence...........................................   25
      Section 6.3   Compliance with Laws..................................................................   25
      Section 6.4   Obligations and Taxes.................................................................   25
      Section 6.5   Liens.................................................................................   26
      Section 6.6   Merger or Sale of Assets..............................................................   26
      Section 6.7   Underwriting Criteria.................................................................   26
      Section 6.8   Collection of Pledged Recoveries and Pledged Premiums.................................   26
      Section 6.9   Inspection of Books and Records.......................................................   26
      Section 6.10  Information Requirements..............................................................   27
ARTICLE 7  EVENTS OF DEFAULT..............................................................................   30
      Section 7.1   Events of Default.....................................................................   30
      Section 7.2   Remedies..............................................................................   31
      Section 7.3   No Waiver; Remedies Cumulative........................................................   32
      Section 7.4   Right of Setoff; etc..................................................................   32
      Section 7.5   Adjustment of Commitment Fee..........................................................   33
ARTICLE 8  THE AGENT......................................................................................   33
      Section 8.1   Appointment...........................................................................   33
      Section 8.2   Delegation............................................................................   33
      Section 8.3   Agent Not Liable; Reliance............................................................   33
      Section 8.4   Indemnity.............................................................................   35
      Section 8.5   Liability of Agent....................................................................   35
      Section 8.6   Agent May Act.........................................................................   35
      Section 8.7   Successor.............................................................................   36
      Section 8.8   Determination by the Agent Conclusive and Binding.....................................   36
ARTICLE 9  NATURE OF OBLIGATIONS; INDEMNIFICATION.........................................................   36
      Section 9.1   Nature of Obligations; Survival.......................................................   36
      Section 9.2   Indemnification.......................................................................   36
ARTICLE 10 MISCELLANEOUS..................................................................................   37
      Section 10.1  Costs, Expenses and Taxes.............................................................   37
      Section 10.2  Jurisdiction..........................................................................   37
      Section 10.3  Severability..........................................................................   38
      Section 10.4  Governing Law.........................................................................   38
      Section 10.5  Waiver of Jury Trial..................................................................   38
      Section 10.6  Headings..............................................................................   38
      Section 10.7  Notices and Addresses for Notice......................................................   38
      Section 10.8  Successors and Assigns; Assignment and Assumption; Participations; Additional Banks...   39
      Section 10.9  Lending Office........................................................................   41
      Section 10.10 Counterparts..........................................................................   41
      Section 10.11 Records...............................................................................   41
      Section 10.12 Amendments and Waivers................................................................   41

                                      (ii)

                                Table of Contents
                                   (continued)

                         LIST OF EXHIBITS AND SCHEDULES

      EXHIBIT A -   Certain Definitions
      EXHIBIT B -   Form of Notice of Borrowing
      EXHIBIT C -   Form of Note
      EXHIBIT D -   Form of Security Agreement
      EXHIBIT E -   List of Insured Obligations Excluded from
                     the Covered Portfolio
      EXHIBIT F -   Form of Assignment and Assumption Agreement
      EXHIBIT G -   Form of Fronting Bank Supplement
      EXHIBIT H -   Form of Fronting Bank Note
      EXHIBIT I -   Form of Opinion of General Counsel to MBIA
      EXHIBIT J -   Form of Opinion of Kutak Rock

      SCHEDULE 1 -  Schedule of Banks, Addresses and Tranche A Commitments
      SCHEDULE 2 -  Schedule of Banks, Addresses and Tranche B Commitments

                                      (iii)

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

        THIS AGREEMENT, dated as of October 31, 2002, among MBIA INSURANCE CORPORATION, a New York stock insurance corporation ("MBIA"), the financial institutions from time to time parties hereto as Banks (collectively, the "Banks"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND" ("Rabobank"), New York Branch, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent"), and DEUTSCHE BANK AG, New York Branch, as Documentation Agent for the Banks (in such capacity, the "Documentation Agent").

        WHEREAS, MBIA, the Administrative Agent, the Documentation Agent and certain of the Banks are parties to the Second Amended and Restated Credit Agreement, dated as of October 1, 1997, as amended through the Fourth Amendment thereto, dated as of October 31, 2001, which Second Amended and Restated Credit Agreement amended and restated the First Restated Credit Agreement, dated as of October 1, 1993, referred to therein, which First Restated Credit Agreement amended and restated the Credit Agreement, dated as of December 29, 1989 referred to therein (said Credit Agreement, as so amended, restated and modified, the "Original Credit Agreement"); and

        WHEREAS, the parties have agreed to further amend the Original Credit Agreement and, as so amended, to restate the Original Credit Agreement, all as more fully set forth below;

        NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree that, effective from the Restatement Effective Date (as hereinafter defined) the Original Credit Agreement is hereby further amended and, as so amended, is hereby restated to read in its entirety as follows:

                                    ARTICLE 1

                                  DEFINED TERMS

        Unless otherwise specified, terms not otherwise defined in this Agreement and which are defined in Exhibit A of this Agreement shall have the meanings provided in such Exhibit A.

                                    ARTICLE 2

                                      LOANS

        Section 2.1     Commitment.

                (a) Each Tranche A Bank, severally and not jointly, irrevocably agrees, upon the terms and subject only to the conditions of this Agreement, to lend to MBIA on a limited recourse basis as set forth in Section 2.7, during the Tranche A Commitment Period amounts which in the aggregate do not exceed the Tranche A Commitment of such Bank as set forth in Schedule 1 hereto.

                (b) Each Tranche B Bank, severally and not jointly, irrevocably agrees, upon the terms and subject only to the conditions of this Agreement, to lend to MBIA on a limited recourse basis as set forth in Section 2.7, during the Tranche B Commitment Period amounts which in the aggregate do not exceed the Tranche B Commitment of such Bank as set forth in Schedule 2 hereto.

        Section 2.2     Manner of Borrowing and Disbursement.

                (a)     MBIA shall give the Administrative Agent at least three
(3) Business Days' notice prior to each borrowing of Loans to be made hereunder. Such notice shall specify (i) the date of the proposed borrowing, which shall be a Business Day, and (ii) the amount of the proposed borrowing, and shall be substantially in the form of, and contain the certifications contained in, Exhibit B hereto.

                (b) Upon receipt of each notice described in paragraph (a) of this Section 2.2, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount of such Bank's Loan thereunder. Each Bank shall, not later than 12:00 noon (New York City time) on the date specified in such notice and subject to the satisfaction of the conditions set forth in
Section 4.2, make available through its applicable Lending Office to the Administrative Agent at the Administrative Agent's Office for such account as the Administrative Agent shall designate, the amount of its Loan in immediately available funds.

                (c) On the date of a borrowing hereunder, the Administrative Agent shall, subject to the satisfaction of the conditions set forth in Section 4.2, disburse the amounts made available to the Administrative Agent by the Banks in like funds by transferring such amounts by wire transfer to an account of MBIA pursuant to MBIA's instructions.

        Section 2.3     Notes; Loan Account.

                (a) Each Bank's Tranche A Loans shall be evidenced by, and be repayable with interest in accordance with the terms of, one or more Tranche A Notes payable to the order of such Bank for the account of its applicable Lending Office and substantially in the form of Exhibit C-1 hereto. Each Bank's Tranche B Loans shall be evidenced by, and be repayable with interest in accordance with the terms of, one or more Tranche B Notes payable to the order of such Bank for the account of its applicable Lending Office and substantially in the form of Exhibit C-2 hereto.

                (b) Each Bank is irrevocably authorized from time to time to record the date, interest rate and amount of each Loan made by such Bank and each payment and prepayment with respect thereto on the grid attached to such Bank's applicable Note or on a continuation thereof which may be attached thereto by such Bank and made a part thereof, and any such notation shall, absent manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, that the failure to make any such notations shall not affect the validity of MBIA's obligations hereunder or under such Note.

        Section 2.4     Interest Rates.

                (a) Subject to paragraphs (b), (c) and (d) of this Section 2.4, each Loan shall bear interest on the outstanding principal amount thereof a rate per annum equal at all times during each Interest Period for such Loan to the sum of (x) the Eurodollar Rate for such Interest Period plus (y) the Applicable Margin in effect from time to time during such Interest Period for such Loan, payable in arrears (i) on the last day of such Interest Period, (ii) on the date on which interest on such Loan ceases to be determined by reference to the Eurodollar Rate as provided in paragraph (b) or (c) below, (iii) the date on which such Loan is repaid in full, (iv) when such Loan is due (whether at maturity, after acceleration or otherwise), and (v) if such Loan is overdue, on demand (and, if not demanded, as otherwise as provided in clauses (i), (ii) and (iii) above).

                (b) If a Bank shall notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Bank's Loans will not adequately reflect the cost to such Bank of making, funding or maintaining its Loans for such Interest Period, the Administrative Agent shall forthwith so notify MBIA and the other Banks, whereupon, (i) such Loans will automatically, on the last day of the then existing Interest Period therefor, commence to bear interest on the outstanding principal amount thereof a rate per annum equal at all times during each Interest Period for such Loan to the sum of (x) the Alternate Rate from time to time in effect during such Interest Period plus (y) the Applicable Margin in effect from time to time during such Interest Period for such Loan, which interest rate will change as and when the Alternate Rate shall change, and (ii) any Loan made thereafter by such Bank shall bear interest as set forth in clause (i). Subject to a further notice pursuant to the immediately preceding sentence, if such Bank shall have notified the Administrative Agent that such circumstances no longer exist, the Administrative Agent shall forthwith so notify MBIA and the other Banks, and on the second Business Day following the date of such Bank's notice to the Administrative Agent, (i) such Bank's Loans shall automatically commence to bear interest as set forth in paragraph (a) of this Section 2.4, and such second Business Day shall be the first day of a new Interest Period for such Loans.

                (c) If a Bank shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of (to the extent any such introduction or change occurs after the date hereof) any law, rule or regulation or guideline (including but not limited to any United States or foreign law, rule or regulation) or the enforcement, interpretation or administration thereof by any court or any administrative or governmental authority, central bank or comparable agency charged with the interpretation or administration thereof shall have made it unlawful, or any such court or any administrative or governmental authority, central bank or comparable agency shall have asserted in writing after the date hereof that it is unlawful, for such Bank or its applicable Lending Office with respect to Eurodollar Rate Loans to perform its obligations hereunder to make such Loans or to continue to fund or maintain such Loans hereunder, the Administrative Agent shall forthwith so notify MBIA and the other Banks, whereupon, (i) each Loan of such Bank will automatically, on the last day of the then existing Interest Period therefor, commence to bear interest on the outstanding principal amount thereof a rate per annum equal at all times during each Interest Period for such Loan to the sum of
(x) the Alternate Rate from time to time in effect during such Interest Period plus (y) the Applicable Margin in effect from time to time during such Interest Period for such Loan, which interest rate will change as and when the Alternate Rate shall change, and (ii) any Loan made thereafter by such

Bank shall bear interest as set forth in clause (i). Subject to a further notice pursuant to the immediately preceding sentence, if such Bank shall have notified the Administrative Agent that such circumstances no longer exist, the Administrative Agent shall forthwith so notify MBIA and the other Banks, and on the second Business Day following the date of such Bank's notice to the Administrative Agent (i) such Bank's Loans shall automatically commence to bear interest as set forth in paragraph (a) of this Section 2.4, and such second Business Day shall be the first day of a new Interest Period for such Loans. Before giving any such notice, such Bank agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Lending Office with respect to Loans if the making of such a designation would allow such Bank or its Lending Office with respect to Eurodollar Rate Loans to continue to perform its obligations to make such Loans or to continue to fund or maintain such Loans and would not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank.

                (d) Interest on Loans as to which interest is being calculated by reference to the Alternate Rate pursuant to paragraph (b) or (c) of this Section 2.4 shall be payable in arrears (i) on the first day of each January, April, July and October commencing with the first such date after such Loan commences to bear interest calculated in such manner, (ii) on the date on which interest on such Loan ceases to be determined by reference to the Alternate Rate as provided in paragraph (b) or (c) above, (iii) the date on which such Loan is repaid in full, (iv) when such Loan is due (whether at maturity, after acceleration or otherwise), and (v) if such Loan is overdue, on demand (and, if not demanded, as otherwise as provided in clauses (i), (ii) and (iii) above).

                (e) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to MBIA and the Banks by telefax or by telephone of each rate of interest so determined, and its determination thereof shall be conclusive, absent manifest error.

        Section 2.5 Repayment of Loans. All Tranche A Loans shall mature and the principal amount thereof shall be due and payable on the Tranche A Expiration Date, to the extent not required to be repaid on an earlier date as provided in Section 2.6(b). All Tranche B Loans shall mature and the principal amount thereof shall be due and payable on the Tranche B Expiration Date, to the extent not required to be repaid on an earlier date as provided in Section 2.6(b).

        Section 2.6     Prepayments and Mandatory Repayments Prior to Maturity.

                (a) MBIA shall have the right at any time, and from time to time, upon at least three (3) Business Days notice to the Administrative Agent to prepay, in whole or in part, Loans at the time outstanding. Any such notice shall specify the amount of the Loans to be prepaid and the date of prepayment. The Administrative Agent shall promptly notify the Banks of the contents of each such notice. Amounts to be prepaid pursuant to this paragraph shall irrevocably be due and payable on the date specified in the applicable notice of prepayment. Interest on the amount prepaid, accrued to the prepayment date, and any amounts payable pursuant to Section 3.5 in respect of such prepayment, shall be paid on such date. Each partial prepayment of Loans made pursuant to this paragraph shall be in a principal amount of at least $1,000,000.

                (b) If the Available Shared Principal then exceeds zero, MBIA shall make mandatory repayments of the principal amount of Loans outstanding (i) on each Business Day which is the last day of any Interest Period and (ii) if no Eurodollar Rate Loans which are to be repaid are outstanding, on each Business Day, in an aggregate amount equal to the Available Shared Principal; provided that so long as any Tranche B Loans are outstanding, MBIA shall not make repayments of Seventh-Year Loans pursuant to this sentence. If the Available Seventh-Year Principal then exceeds zero, MBIA shall make mandatory repayments of the principal amount of Seventh-Year Loans, outstanding
(i) on each Business Day which is the last day of any Interest Period and (ii) if no Seventh-Year Loans which are Eurodollar Rate Loans are outstanding, on each Business Day, in an aggregate amount equal to the Available Shared Principal. The "Available Shared Principal" for any Business Day equals the excess, if any, of (i) amounts on deposit or required to be on deposit in the Escrow Account in accordance with Section 8 of the Security Agreement as of such Business Day which constitute Shared Collateral, over (ii) the sum of (x) the aggregate amount of accrued and unpaid interest on the Loans, excluding Seventh-Year Loans so long as any Tranche B Loans are outstanding, plus (y) interest which will accrue on such Loans remaining outstanding after giving effect to such repayment from the repayment date to but excluding the next scheduled interest payment dates therefor. The "Available Seventh-Year Principal" for any Business Day equals the excess, if any, of (i) amounts on deposit or required to be on deposit in the Escrow Account in accordance with
Section 8 of the Security Agreement as of such Business Day which constitute Seventh-Year Collateral, over (ii) the sum of (x) the aggregate amount of accrued and unpaid interest on the Seventh-Year Loans, plus (y) interest which will accrue on such Loans remaining outstanding after giving effect to such repayment from the repayment date to but excluding the next scheduled interest payment dates therefor. Interest on the amount repaid, accrued to the repayment date, and any amounts payable pursuant to Section 3.5 in respect of such repayment, shall be paid on such date.

                (c) Amounts prepaid or repaid in respect of Loans may not be reborrowed.

        Section 2.7 Limitations on Sources of Payment. The obligations of MBIA under this Article 2 to make payments of principal and interest on the Loans and the Notes are limited recourse obligations of MBIA payable solely from the Pledged Recoveries, the Pledged Premiums and the other Collateral, and the Banks shall not be entitled to procure any money judgment against any other assets or properties of MBIA for payment of such obligations; provided, however, that nothing herein contained shall limit, restrict or impair the lien created by the Security Agreement or the right of the Collateral Agent, the Administrative Agent or the Banks to exercise any of its rights herein or in any of the other Loan Documents upon the occurrence of an Event of Default or otherwise, or to bring suit and obtain a judgment against MBIA (recourse thereon being limited as to payment of principal and interest on the Loans and the Notes as provided in this Section 2.7).

        Section 2.8 Several Obligations and Rights of Banks. The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but, except as provided in Section 2.11, no Bank shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the other Loan Documents, and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

        Section 2.9     Pro Rata Treatment of Loans, Etc.

                (a) Except to the extent otherwise provided herein or in the Security Agreement, (i) each borrowing under Section 2.2 on or prior to the Tranche B Expiration Date shall be made from the Banks pro rata on the basis of their respective Commitments, (ii) each borrowing under Section 2.2 after the Tranche B Expiration Date shall be made from the Tranche A Banks pro rata on the basis of their respective Tranche A Commitments, (iii) each prepayment and payment of principal of Loans shall be made to the Administrative Agent for the account of the Banks pro rata in accordance with the respective unpaid principal amounts of the Loans held by such Banks, (iv) each prepayment and payment of principal of Loans which is allocated under this Agreement or the Security Agreement to Tranche A Loans shall be made to the Administrative Agent for the account of the Tranche A Banks pro rata in accordance with the respective unpaid principal amounts of the Tranche A Loans held by such Banks, (v) each prepayment and payment of principal of Loans which is allocated under this Agreement or the Security Agreement to Tranche B Loans shall be made to the Administrative Agent for the account of the Tranche B Banks pro rata in accordance with the respective unpaid principal amounts of the Tranche B Loans held by such Banks, and (vi) each payment of interest on Loans shall be made to the Administrative Agent for the account of the Banks pro rata in accordance with the respective unpaid principal amounts of the Loans held by such Banks. Repayments of Loans from Available Shared Principal or Available Seventh-Year Principal shall be applied pursuant to Section 2.6(b), both before and after the maturity date of any Loans pursuant to Section 2.5 or Section 7.2.

                (b) Prepayments and repayment of Tranche A Loans or Tranche B Loans to a Bank shall be allocated Loans of such tranche owed to such Bank (i) in such order as MBIA may determine and specify in writing to such Bank and the Administrative Agent at least two Business Days prior to such prepayment or payment or, (ii) if no such specification is provided or an Event of Default shall have occurred and is continuing, in the chronological order of the respective Loan Dates of such Bank's Loans, and, as among Loans having the same Loan Date, first to Loans which are not Eurodollar Rate Loans, second to Eurodollar Rate Loans having an Interest Period ending on the date of such repayment or prepayment, and third to Eurodollar Rate Loans ordered from the shortest period remaining to the end of their current Interest Period to the longest such period.

        Section 2.10 Individual Recovery. Each Bank agrees that if it shall, through the exercise of any right of counterclaim, setoff, banker's lien, realization of security or otherwise, receive payment of an amount due and payable to it hereunder or under its Notes as principal or interest which is greater than the portion to which such Bank is entitled as otherwise set forth in this Agreement, the Bank receiving such proportionately greater payment shall purchase participations in, or if and to the extent specified by the other Banks, direct interests in, the rights of the other Banks hereunder and under their Notes (which it shall be deemed to have done simultaneously upon the receipt of such payment), so that all such recoveries with respect to such amounts due and payable hereunder and under all the Notes held by the Banks (net of any expenses which may have been incurred by the respective Banks in obtaining or preserving such recoveries) shall be pro rata in accordance with their respective shares of such recoveries as set forth in this Agreement. In the event that any such payment is required to be returned or disgorged, or is otherwise disturbed by legal process, further appropriate adjustments shall be made. MBIA expressly consents to the foregoing arrangements.

        Section 2.11    Fronting Banks.

                (a) From time to time MBIA shall have the right, with the consent of the Administrative Agent and each affected Fronting Bank, to designate one or more Banks as Fronting Banks with respect to one or more other Banks under this Agreement. The designation of a Bank as a Fronting Bank shall become effective when (i) MBIA, the Administrative Agent and such Bank have entered into a Fronting Bank Supplement (or on such later date as may be set forth in such Fronting Bank Supplement), which shall set forth the Fronting Bank Commitment of such Bank with respect to each other Bank for which it is acting as Fronting Bank, and (ii) MBIA shall have duly executed and delivered to such Fronting Bank a Fronting Bank Note in the aggregate amount of its Fronting Bank Commitments, dated the date of such Fronting Bank Supplement (or of any applicable modification thereto), payable to the order of such Fronting Bank for the account of its applicable Lending Office and substantially in the form of Exhibit H hereto. Each Fronting Bank's Fronting Bank Note shall evidence Fronting Bank Loans made by such Fronting Bank pursuant to this Section 2.11 and otherwise shall constitute a Note for all purposes under this Agreement and the Loan Documents. A Fronting Bank Supplement may be amended or otherwise modified from time to time or terminated with the written consent of MBIA, the Administrative Agent and the Fronting Bank which is a party thereto.

                (b) The Fronting Bank Commitment of each Fronting Bank with respect to another Bank shall be automatically reduced by an amount equal to its applicable Fronting Bank Percentage of the amount of any reduction in such other Bank's Commitment (including without limitation a reduction resulting from the termination of such Bank's Tranche B Commitment, if any). In addition, the Fronting Bank Commitment of each Fronting Bank with respect to another Bank shall be automatically reduced by an amount equal to its applicable Fronting Bank Percentage of the amount of the Commitment of such other Bank which is sold, assigned or otherwise transferred by such other Bank to another Person; provided that a participation granted by such other Bank in accordance with
Section 10.8(c) shall not constitute a sale, assignment or transfer for purposes of this paragraph. The Fronting Bank Commitment of each Fronting Bank with respect to another Bank shall be automatically terminated upon the termination of the Commitment of such other Bank.

                (c) In the event that a Bank (including a Bank which is a Defaulting Bank) determines that, for any reason (other than the failure of MBIA to satisfy the conditions set forth in Section 4.2), it will not make available to the Administrative Agent the full amount of a Loan required to be made by it pursuant to this Agreement on the date specified for a borrowing hereunder pursuant to Section 2.2, it use commercially reasonable efforts to give notice (a "Nonfunding Notice") thereof to MBIA and the Administrative Agent not later than 12:00 noon (New York City time) on the Business Day immediately preceding the date of such borrowing. In the event that a Bank shall have given a Nonfunding Notice, or in the event that any Bank for any reason (other than the failure of MBIA to satisfy the conditions set forth in Section 4.2) fails to make available to the Administrative Agent the full amount of a Loan required to be made by it pursuant to this Agreement by 12:00 noon (New York City time) on the date specified for a borrowing hereunder pursuant to Section 2.2, such Bank shall thereupon become a "Defaulting Bank", and the amount of the Loan identified in the Nonfunding Notice or any other amount of a Loan which a Defaulting Bank was required but failed to advance when required hereunder shall be a "Defaulted Amount".

                (d) The Administrative Agent shall notify MBIA and each Fronting Bank (if any) with respect to a Defaulting Bank (i) promptly following the Administrative Agent's receipt of any Nonfunding Notice from such Defaulting Bank, which notice shall describe the contents of such Nonfunding Notice, identify the Defaulting Bank and state the date on which the Loan described in such Nonfunding Notice is required to be made, the Defaulting Bank's Defaulted Amount and such Fronting Bank's Fronting Bank Percentage thereof, and (ii) unless described in a notice given pursuant to clause (i), not later than 1:00 p.m. (New York City time) on the date on which such Defaulting Bank failed to make available to the Administrative Agent the full amount of a Loan required to be made by it pursuant to this Agreement, which notice shall identify the Defaulting Bank and state the amount of the Defaulting Bank's Loan which was not made available and such Fronting Bank's Fronting Bank Percentage thereof.

                (e) Each Fronting Bank receiving a notice from the Administrative Agent pursuant to Section 2.11(d) shall, (i) not later than 12:00 noon (New York City time) on the date specified in such notice, if such notice was received prior to such date, or (ii) not later than 4:00 p.m. (New York City time) on such date, if such notice was received on such date, in either case subject to the satisfaction of the conditions set forth in Section 4.2, make available through its applicable Lending Office to the Administrative Agent at the Administrative Agent's Office for such account as the Administrative Agent shall designate, a Fronting Bank Loan in the amount of its Fronting Bank Percentage of the Defaulted Amount specified in such notice, in immediately available funds; provided that the aggregate amount of Fronting Bank Loans (determined without regard to any repayments or purchases thereof) which a Fronting Bank is required to make in respect of a Defaulting Bank shall not exceed its Fronting Bank Commitment with respect to such Defaulting Bank. Such funds received by the Administrative Agent shall be disbursed to MBIA as provided in Section 2.2(c).

                (f) Fronting Bank Loans shall constitute Tranche A Loans or Tranche B Loans, as the case may be, for all purposes under this Agreement and the Loan Documents, except as otherwise provided herein. Upon making of a Fronting Bank Loan by a Fronting Bank pursuant to this Section 2.11, such Fronting Bank, to the extent of such Fronting Bank Loan, shall have all the rights, but none of the obligations, of the Defaulting Bank hereunder in respect of the related Defaulted Amount, including, but not limited to, the right to receive the Defaulting Bank's pro rata share of any payment received in respect of Loans hereunder and the voting or consent rights of the Defaulting Bank in respect of the related Defaulted Amount and an amount of the Defaulting Bank's Commitment equal to such Defaulted Amount; provided that the Defaulting Bank's pro rata share of any payment received in respect of principal of Loans hereunder shall be allocated first to its Fronting Banks in respect of Fronting Bank Loans made in respect of such Defaulting Bank and then to the Loans of such Defaulting Banks.

                (g) No Fronting Bank Loan made by a Fronting Bank pursuant to this Section 2.11 shall relieve any Defaulting Bank of its obligations under this Agreement. Without limitation of other rights any party hereto may have against such Defaulting Bank, if one or more Fronting Banks have made one or more Fronting Bank Loans in respect of a Defaulting Bank, such Defaulting Bank shall on demand by a Fronting Bank, advance funds in respect of the aggregate Defaulted Amount in respect of which such Fronting Bank made Fronting Bank Loans pursuant to clause (i) or clause (ii) below:

                        (i) If such Fronting Bank elects to have funds provided under this clause (i), the Defaulting Bank, without regard to any failure of the conditions set forth in Section 4.2 to be satisfied with respect to such Loan, shall make a Tranche A Loan or Tranche B Loan, as the case may be, to MBIA hereunder in the amount of the aggregate outstanding principal amount of the Fronting Bank Loans of such Fronting Bank in respect of such Defaulting Bank and simultaneously purchase from such Fronting Bank the right to receive the accrued and unpaid interest on such Fronting Bank Loans for a purchase price equal to the amount of such accrued and unpaid interest. Any Loan described in this clause (i) shall be made available by the Defaulting Bank through its applicable Lending Office to the Administrative Agent at the Administrative Agent's Office for such account as the Administrative Agent shall designate, in immediately available funds. On any date on which any such amounts are made available to the Administrative Agent by a Defaulting Bank, the Administrative Agent shall notify MBIA and each affected Fronting Bank and shall disburse such amounts in like funds by transferring such amounts to the affected Fronting Banks, in proportion to their respective Fronting Bank Commitments relating to such Defaulting Bank. Such disbursement received by a Fronting Bank, to the extent thereof, shall be deemed to constitute the prepayment of outstanding principal amount of its Fronting Bank Loans relating to such Defaulting Bank and the purchase by such Defaulting Bank of the right to receive the accrued and unpaid interest thereon concurrently with the making of the Loan by such Defaulting Bank, but as between such Defaulting Bank and MBIA, such Fronting Bank Loans shall be deemed to be continued on such date as a Loan hereunder owed to such Defaulting Bank and interest thereon shall accrue from the date on which interest was last paid on such Fronting Bank Loans (or, if no interest has been paid thereon, from the date on which such Fronting Bank Loans were made).

                        (ii) If such Fronting Bank elects to have funds provided under this clause (ii), the Defaulting Bank, without regard to any failure of the conditions set forth in Section 4.2 to be satisfied with respect to such Loan, shall purchase the Fronting Bank Loans of such Fronting Bank in respect of such Defaulting Bank or participations therein, in either case for a purchase price equal to the outstanding principal amount of the Fronting Bank Loans or portion thereof being purchased or in which a participation is being purchased, plus accrued and unpaid interest thereon. Such purchase price shall be made available by the Defaulting Bank through its applicable Lending Office to the Administrative Agent at the Administrative Agent's Office for such account as the Administrative Agent shall designate, in immediately available funds. On any date on which any such amounts are made available to the Administrative Agent by a Defaulting Bank, the Administrative Agent shall notify MBIA and each affected Fronting Bank and shall disburse such amounts in like funds by transferring such amounts to the affected

        Fronting Banks, in proportion to their respective Fronting Bank Commitments relating to such Defaulting Bank. Upon payment in accordance with this clause (ii) and to the extent of the payment received by a Fronting Bank representing the outstanding principal amount of its Fronting Bank Loans to such Defaulting Bank, at the election of such Fronting Bank either (A) such Fronting Bank shall be deemed to have assigned to the Defaulting Bank such portion of such Loan, in which case such portion shall cease to be a Fronting Bank Loan and shall be continued as a Loan hereunder made pursuant to the Commitment of such Defaulting Bank, and the outstanding principal amount thereof shall cease to be evidenced by the Fronting Bank Note held by such Fronting Bank and shall become evidenced by the Note held by such Defaulting Bank, without further action by any party, or (B) such Defaulting Bank shall be deemed to have purchased a participation in such Fronting Bank's Fronting Bank Loan pursuant to Section 10.8(c).

In addition to the foregoing and to the rights of Fronting Banks to receive interest in respect of Fronting Bank Loans as provided herein (or payments of purchase price in respect thereof as provided in this Section 2.11), such Defaulting Bank shall pay compensation to its Fronting Banks on demand in respect of the outstanding principal amount of each Fronting Bank Loan made in respect of such Defaulting Bank calculated at a per annum rate equal to 2.00% for the period commencing on the date on which such Fronting Bank Loan was made and continuing until the date such Loan is repaid (including pursuant to clause
(i) above) or the purchase price described in clause (ii) above is received by such Fronting Bank.

                                    ARTICLE 3

               REDUCTION, TERMINATION AND EXTENSION OF COMMITMENT

        Section 3.1     Commitment and Termination Fees.

                (a) MBIA hereby agrees to pay to the Administrative Agent for the account of the Tranche A Banks a nonrefundable commitment fee for the Tranche A Commitment Period at the rate per annum set forth in the fee letter among MBIA, the Administrative Agent and the Tranche A Banks dated on or about the date hereof which refers to this Section 3.1 (the "Tranche A Bank Fee Letter") plus the Fee Margin (if any) determined pursuant to Section 7.5 hereof, on the Available Tranche A Commitment of the Tranche A Banks. Such fee shall be payable in immediately available funds quarterly in arrears on the first day of each January, April, July and October and on the Tranche A Expiration Date, for the period commencing on the most recent payment date and ending on the Tranche A Expiration Date, in each case calculated on the average daily amount of the Available Tranche A Commitment for such period.

                (b) MBIA further hereby agrees to pay to the Administrative Agent for the account of the Tranche B Banks a nonrefundable commitment fee for the Tranche B Commitment Period at the rate per annum set forth in the fee letter among MBIA, the Administrative Agent and the Tranche B Banks dated on or about the date hereof which refers to this Section 3.1 (the "Tranche B Bank Fee Letter") plus the Fee Margin (if any) determined pursuant to Section 7.5 hereof, on the Available Tranche B Commitment of the Tranche B Banks. Such fee shall be payable in immediately available funds quarterly in arrears on the first day of each January, April, July and October and on the Tranche B Expiration Date, for the period commencing on the most recent payment date and ending on the Tranche B Expiration Date, in each case calculated on the average daily amount of the Available Tranche B Commitment for such period.

                (c) Except to the extent otherwise provided herein, (i) each payment of the commitment fee accruing under Section 3.1(a) shall be made for the account of the Tranche A Banks, pro rata according to their respective Tranche A Commitments, and (ii) each payment of the commitment fee accruing under Section 3.1(b) shall be made for the account of the Tranche B Banks, pro rata according to their respective Tranche B Commitments.

                (d) MBIA hereby agrees to pay to the Administrative Agent for its own account or for the account of the Documentation Agent, as the case may be, the fees set forth in the fee letter between MBIA and the Administrative Agent which refers to this Section 3.1(d) (the "Agent Fee Letter").

        Section 3.2     Termination or Reduction of Commitments.

                (a) MBIA may at any time terminate or reduce the Maximum Commitment by giving the Administrative Agent at least five Business Days notice thereof. Each such reduction shall reduce the Maximum Commitment only in integral multiples of $1,000,000. Any notice of reduction or termination pursuant to this Section 3.2(a) shall be irrevocable. Any such reduction shall be applied to the Commitment of each Bank pro rata based upon their respective Commitments as in effect immediately prior to such reduction, and any such termination shall terminate the Commitments of all Banks. Each such reduction shall reduce the aggregate Commitments only in integral multiples of $1,000,000. Any notice of reduction or termination pursuant to this Section 3.2(a) shall be irrevocable. Any such reduction shall be applied to the Commitment of each Bank pro rata based upon their respective Commitments as in effect immediately prior to such reduction, and any such termination shall terminate the Commitments of all Banks.

                (b) In addition, MBIA may at any time terminate all Tranche B Commitments by giving the Administrative Agent at least five Business Days notice thereof unless, prior to the effective date of such termination, (i) any Loan has been made or (ii) any Default or Event of Default has occurred and is continuing. Any notice of termination pursuant to this Section 3.2(b) shall be irrevocable.

                (c) If any Bank shall have become an Affected Bank, MBIA may terminate the Tranche A Commitment, Tranche A Commitment and Fronting Bank Commitment, as applicable, of such Bank by notice to the Administrative Agent and such Bank, unless prior to the effective date of such termination (i) such Bank ceases to be an Affected Bank, (ii) any Loan has been made or (iii) any Default or Event of Default has occurred and is continuing. Any such termination shall be effective on the later to occur of the 60th day after the giving of such notice by MBIA or the date of termination specified in such notice. Subject to the foregoing, any notice of termination given pursuant to this Section 3.2(c) shall be irrevocable.

                (d) Each Tranche A Commitment shall terminate on the Tranche A Expiration Date, and each Tranche B Commitment shall terminate on the Tranche B Expiration Date.

                (e) The Administrative Agent shall give prompt notice to each Bank of any reduction or termination of the Maximum Commitment or of the Commitment of any Bank pursuant to this Section 3.2. On the effective date of any termination of the Tranche A Commitment or Tranche B Commitment of a Bank pursuant to this Section 3.2, such Commitment and any further obligation of such Bank to make Tranche A Loans or Tranche B Loans, as applicable hereunder shall terminate. On the effective date of any termination of the Fronting Commitment of a Fronting Bank pursuant to this Section 3.2, such Fronting Commitment and any further obligation of such Fronting Bank to make Fronting Bank Loans hereunder shall terminate. In the event that a Bank has multiple types of commitments hereunder, the termination of one type of commitment shall not affect any other type of commitment of such Bank unless otherwise provided herein.

        Section 3.3     [Reserved].

        Section 3.4     Yield Protection.

                (a) If (i) any law, rule, regulation or guideline, whether or not having the force of law (including but not limited to any United States or foreign law, rule, regulation or guideline) or the enforcement, interpretation or administration thereof by any court or any administrative or governmental authority, central bank or comparable agency charged with the interpretation or administration thereof shall at any time after the date of this Agreement (A) impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, pursuant to Regulation D of the Board of Governors of the Federal Reserve System) against credits or commitments to extend credit extended by, or participations therein by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank or any Participant (or any Lending Office thereof), or (B) subject credits or commitments to extend credit extended by any Bank or any Participant (or any Lending Office thereof) to any assessment or other cost imposed by the Federal Deposit Insurance Corporation or any successor thereto, or (C) impose on any Bank or any Participant (or any Lending Office thereof) any other or similar condition regarding this Agreement, the commitments or obligations of any Bank or any Participant (or any Lending Office thereof) hereunder or the participation of such Participant (or any Lending Office thereof) therein, or (ii) under any law, rule, regulation or guideline, whether or not having the force of law (including but not limited to any United States or foreign law, rule, regulation or guideline) or the enforcement, interpretation or administration thereof by any court or any administrative or governmental authority, central bank or comparable agency charged with the interpretation or administration thereof presently or at any time hereafter in effect, the obligations of any Bank or any Participant hereunder shall be treated as a letter of credit or similar obligation for purposes of (A) any applicable reserve, special deposit or similar requirement (including, without limitation, pursuant to Regulation D of the Board of Governors of the Federal Reserve System) or (B) any assessment or other cost imposed by the Federal Deposit Insurance Corporation or any successor thereto, or (C) any other or similar condition regarding this Agreement, the commitments or obligations of any Bank (or any Lending Office thereof) hereunder or the participation of such Participant (or any Lending Office thereof) therein, and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost to such Bank or such Participant (or such Lending Office thereof) of making, funding or maintaining (or agreeing to make, fund or maintain) its Loans or its commitments or obligations hereunder or its participation therein by an amount which such Bank or such Participant shall in its reasonable judgment deem to be material (which increase in cost shall be the result of the reasonable allocation by such Bank or such Participant, as the case may be, of the aggregate of such cost increases resulting from such events), then, MBIA shall pay to the Administrative Agent (for the account of such Bank or such Participant, as the case may be) from time to time as specified by such Bank (which shall be at least 30 days after the related notice from such Bank or such Participant given pursuant to Section 3.4(c)) additional amounts which shall be sufficient to compensate such Bank or Participant, as the case may be, for such increased cost, together with interest on each such amount from the date payment is due until the date of payment in full thereof at the rate set forth in
Section 3.6(g); provided that no Bank or Participant shall be entitled under this Section 3.4(a) to compensation for any increased costs incurred earlier than one year prior to the date of notice thereof to MBIA or, in the case of compensation relating to a reserve, special deposit or similar requirement pursuant to clause (i)(A) of this Section 3.4(a), earlier than the date of notice thereof to MBIA.

                (b) If any Bank or any Participant shall have determined in its reasonable judgment that the adoption after the date hereof of any law, rule, regulation or guideline (whether or not having the force of law) regarding capital adequacy (including but not limited to any United States or foreign law, rule, regulation or guideline), or any change in any applicable law, rule, regulation or guideline, as the case may be, or any change in the enforcement or interpretation or administration thereof by any court or any administrative or governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank or any Participant (or any Lending Office thereof) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank or such Participant or of its bank holding company, if any, as a consequence of the obligations of such Bank hereunder or under the participation of such Participant therein to a level below that which such Bank, such Participant or such bank holding company could have achieved but for such adoption, change or compliance (taking into consideration the policies of such Bank or such Participant, as the case may be, and of its bank holding company, if any, with respect to capital adequacy) by an amount deemed by such Bank or such Participant to be material, then MBIA shall pay to the Administrative Agent (for the account of such Bank or such Participant, as the case may be) from time to time as specified by such Bank (which shall be at least 30 days after the related notice from such Bank or such Participant given pursuant to Section 3.4(c)) such additional amount or amounts as will compensate such Bank, Participant or bank holding company, as the case may be, for such reduction, together with interest on each such amount from the date payment is due until the date of payment in full thereof at the rate set forth in Section 3.6(g); provided that no Bank or Participant shall be entitled under this Section 3.4(b) to compensation for any such reduction that is (i) attributable solely to the applicability of any law, rule, regulation or guideline effective on December 31, 1992 adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards" as in effect on such date (it being understood that any reduction attributable to any changes in such report or in any such law, rule, regulation or guideline or to any additional laws, rules, regulations or guidelines adopted pursuant to or arising out of such report shall be subject to the provisions of this Section 3.4(b)) or (ii) incurred earlier than one year prior to the date of notice thereof to MBIA.

                (c) Each demand by any Bank or any Participant for compensation pursuant to Section 3.4(a) or 3.4(b) shall be accompanied by a certificate of such Bank or such Participant (submitted through the Administrative Agent), as the case may be, in reasonable detail setting forth the computation of such compensation (including the reason therefor), which certificate shall be conclusive, absent manifest error. In determining such amount, such Bank or such Participant may use any reasonable averaging and attribution methods. A copy of any such demand shall be sent to the Administrative Agent concurrently when given to MBIA. The provisions of this
Section 3.4 shall survive termination of this Agreement for a period of one year.

                (d) If any Participant makes a demand for compensation pursuant to Section 3.4(a) or 3.4(b), in amounts which are materially in excess of the compensation payable to the Bank which has granted a participation to such Participant, such Bank shall, at the written request and at the expense of MBIA, use reasonable efforts to replace such Participant with a Participant reasonably acceptable to such Bank which would not impose such an excess claim for such compensation; provided, that nothing contained in this paragraph shall be deemed to require any Bank to terminate any participation agreement which is not terminable by such Bank at will without the payment of any compensation or penalties or to repurchase the interest of any Participant or to terminate any such participation agreement unless a replacement Participant is located.

        Section 3.5 Reimbursement. Whenever any Bank or any Participant shall sustain or incur any losses, expenses and liabilities (including, without limitation, any interest paid by such Bank or such Participant to lenders of funds borrowed by it to make or carry any Loan or its participation therein, any termination costs paid by such Bank or such Participant to other parties to interest rate swap or similar arrangements, and any loss, including without limitation, lost profits sustained by such Bank or such Participant in connection with the re-employment of such funds) in connection with (i) the failure by MBIA to borrow any Loan after having given notice of its intention to borrow in accordance with Section 2.2(a) or 2.11 hereof (whether by reason of MBIA's election not to proceed or the nonfulfillment of any of the conditions set forth in Article 4), (ii) the failure by MBIA to pay the principal amount of any Loan when due (whether at maturity, on the date fixed for prepayment, by reason of acceleration or otherwise) other than solely by reason of the operation of the provisions of Section 2.7 and the unavailability or insufficiency of Pledged Recoveries or Pledged Premiums to pay such amounts, or
(iii) any payment of principal of any Eurodollar Rate Loan, or any Eurodollar Rate Loan ceasing to be a Eurodollar Rate Loan, other than on the last day of the Interest Period for such Loan (as a result of a repayment, prepayment or Conversion pursuant to Section 2.4 or 2.6, as the result of acceleration of the maturity of the Loans, as a result of the Expiration Date not coinciding with the last day of the Interest Period for such Loan or for any other reason), MBIA agrees to pay to the Administrative Agent (for the account of such Bank or such Participant, as the case may be), upon its demand, an amount sufficient to compensate such Bank or such Participant for all such losses and out-of-pocket expenses. The provisions of this Section 3.5 shall survive termination of this Agreement.

        Section 3.6 Manner of Payment; Calculations, etc. (a) Each payment (including prepayments) by MBIA on account of the principal of or interest on the Loans and any other amount owed to the Administrative Agent or any Bank under this Agreement or the Notes shall be made not later than 12:00 noon (New York City time) on the date specified for payment under this Agreement to the Administrative Agent at the Payment Office, for the account of such Bank or the Administrative Agent, as the case may be, and any payments received by the Administrative Agent after such time shall be deemed to have been paid on the next succeeding Business Day. In the case of a payment for the account of a Bank, the Administrative Agent will promptly thereafter distribute the amount so received in like funds to such Bank. If the Administrative Agent shall not have received any payment from MBIA on any such date and at such time, the Administrative Agent will notify the Banks accordingly.

                (b) All payments hereunder and under the Notes and the other Loan Documents shall be made in freely transferable Dollars and in same day funds at the Payment Office without setoff or counterclaim and in such amounts as may be necessary in order that all such payments (after giving effect to (i) withholdings for or on account of any present or future taxes, levies, imposts, duties or other similar charges of whatsoever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax (other than such taxes referred to in clause (ii) below) on or measured by the net income, profits, capital or net worth of any Bank or any franchise or general doing business tax pursuant to the income tax laws of the jurisdiction where the Bank's principal or lending office or offices are located (collectively, the "Taxes"), and (ii) deduction of an amount equal to any taxes on or measured by such net income payable by such Bank with respect to the amount by which the payments required to be made by this Section 3.6(b) exceed the amount otherwise specified to be paid under this Agreement) shall not be less than the amounts otherwise specified to be paid under this Agreement or the Notes. A certificate of any Bank as to additional amounts due under this Section 3.6(b), stating in reasonable detail the amount and nature of such Taxes, shall, absent manifest error, be final, conclusive and binding on the parties hereto. With respect to each deduction or withholding for or on account of any Taxes, MBIA shall promptly furnish to any Bank such certificates, receipts and other documents as may be required (in the judgment of such Bank) to establish any tax credit to which such Bank may be entitled. The provisions of this Section 3.6(b) shall survive termination of this Agreement.

                (c) Prior to the Restatement Effective Date in the case of the Banks, and on the date a Participant accepts its participation in any Bank's Commitment and this Agreement, in the case of such Participant, and from time to time thereafter if requested by MBIA, each Bank and each Participant organized under the laws of a jurisdiction outside the United States shall provide MBIA with the forms prescribed by the Internal Revenue Service of the United States certifying as to such Person's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to it hereunder or other documents reasonably satisfactory to MBIA which shall indicate that all payments to be made to such Bank or such Participant hereunder are not subject to deduction or withholding of any United States Federal income taxes. Unless MBIA has received forms (such as IRS Form W-8ECI or Form W-8BEN) or other documents reasonably satisfactory to it, indicating that payments hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, MBIA shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for such Bank or such Participant organized under the laws of a jurisdiction outside the United States, as the case may be.

                (d) In the event that any Bank determines in good faith that it has received a cash refund of, or that it has received a reduction in United States federal income taxes which it would otherwise be required to pay by reason of a deduction against its income or a credit against tax liability for, any Taxes for which it has received an additional payment by MBIA pursuant to
Section 3.6(b) hereof, such Bank shall remit an amount equal to such refund or reduction, but not exceeding the amount of such additional payment made by MBIA, to the Administrative Agent for the account of MBIA to the extent such Bank determines that it can do so without prejudicing its retention of the amount of such refund or reduction or any of its rights to any other relief or allowance which may be available to it. Each agreement between a Bank and a Participant shall require that in the event such Participant in good faith makes such a determination with respect to a refund or reduction, it shall remit an amount equal to such refund or reduction, but not exceeding the amount of such additional payment made by MBIA, to such Bank for the account of MBIA, and such Bank shall deliver any such payments actually received to the Administrative Agent for such account. The Administrative Agent shall deliver to MBIA any amounts actually received for the account of MBIA pursuant to the provisions of this Section. In the event that any Bank or any Participant determines in good faith that it is no longer entitled to receive or retain any such refund, deduction or credit, MBIA shall upon notice promptly return to the Administrative Agent for the account of such Bank or such Participant, as the case may be, any related payment made to MBIA pursuant to this paragraph. Nothing contained herein shall be construed (i) to grant to MBIA or its agents or representatives access to any financial or tax records of the Administrative Agent or any Bank or Participant or any right to receive copies thereof, (ii) to impose upon any Bank or Participant any obligation to file for or otherwise claim any such deduction or credit or to institute, prosecute or defend any claim, action or proceeding for the recovery of any such refund or for obtaining any such reduction, which matters shall remain in the sole discretion of such Bank or such Participant, or (iii) to impose upon any Bank any obligation to claim or to institute, prosecute or defend any action for collecting or obtaining any amounts due from a Participant to such Bank pursuant to this Section.

                (e) If any payment under this Agreement or under the Notes shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

                (f) Interest on the Eurodollar Rate Loans shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. Interest on the Loans which are not Eurodollar Rate Loans and commitment fees hereunder shall be computed on the basis of a year of 365 days and for the actual number of days elapsed.

                (g) If any payment under this Agreement shall not be paid when due (including interest on Loans, to the extent permitted by law), such payment shall, unless otherwise specified herein or in the Notes, bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment (after as well as before judgment), at a rate per annum equal to the sum of two percent (2%) plus the rate of interest otherwise applicable on such payment, or if no such rate is specified herein at a rate per annum equal to the sum of the highest Applicable Margin plus the Alternate Rate, which interest rate shall change as and when the Alternate Rate shall change.

                (h) If some but less than all amounts due from MBIA are received by the Administrative Agent, the Administrative Agent shall distribute such amounts in the following order of priority: (i) to the payment of all other amounts not otherwise referred to in this Section 3.6(h) then due and payable hereunder or under the Notes, (ii) to the payment of interest then due and payable on the Loans, and (iii) to the payment of principal then due and payable on the Loans.

                                    ARTICLE 4

                              CONDITIONS PRECEDENT

        Section 4.1     Restatement Effective Date.

                (a) The obligations of the initial Banks to make Loans under the Original Credit Agreement became effective as of the Effective Date upon the satisfaction of the conditions stated in Section 4.1 thereof.

                (b) Subject to Section 4.3 hereof, the amendments to and restatement of the Original Credit Agreement provided for herein shall become effective as of the Restatement Effective Date when each of the following conditions has been fulfilled to the reasonable satisfaction of the Agents.

                        (i) As of the Restatement Effective Date (and after giving effect to amendments to and restatement of the Original Credit Agreement set forth herein), (A) there shall exist no Default or Event of Default, and (B) all representations and warranties made by MBIA herein or in any of the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made at and as of such time;

                        (ii) Each Tranche A Bank shall have received a Tranche A Note dated the Restatement Effective Date, in a principal amount equal to its Tranche A Commitment and otherwise meeting the requirements of Section 2.3 and each Tranche B Bank shall have received a Tranche B Note dated the Restatement Effective Date, in a principal amount equal to its Tranche B Commitment and otherwise meeting the requirements of Section 2.3 (the "Substitute Notes"), which, in the case of Banks which are parties to the Original Credit Agreement, shall be issued in replacement of and exchange for the Note or Notes heretofore issued by MBIA to such Banks under the Original Credit Agreement;

                        (iii) Each Fronting Bank shall have received a Fronting Bank Note or Fronting Bank Notes dated the Restatement Effective Date and otherwise meeting the requirements of Section 2.11 and substantially in the form of Exhibit H hereto (the "Substitute Fronting Bank Notes") which shall be issued in replacement of and exchange for the Fronting Bank Note or Fronting Bank Notes heretofore issued by MBIA to such Banks under the Original Credit Agreement;

                        (iv) The Collateral Agent and MBIA shall have entered into the Security Agreement, substantially in the form of Exhibit D hereto, which shall be in full force and effect;

                        (v) The Agent shall have received (A) results of Uniform Commercial Code searches with respect to the names "MBIA Insurance Corporation," "Municipal Bond Investors Assurance Corporation," "Municipal Issuers Service Company", "Municipal Bond Insurance Association," "Capital Markets Assurance Corp." and "Bond Investors Group", and the Collateral from the office of the Secretary of State of New York, confirming the absence of Liens thereon other than in favor of the Collateral Agent for the benefit of the Banks, and (B) Form UCC-1 financing statements (or amendments thereto) naming MBIA as debtor and the Collateral Agent as secured party, each appropriate for the continued perfection of the Lien of the Collateral Agent on the Collateral created and held for the benefit of the Banks under the Security Agreement;

                        (vi) The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

                (A) A certificate of any two of the President, any Vice President or the Treasurer of MBIA, dated the Restatement Effective Date, to the effect that the conditions set forth in Section 4.1(b)(i) hereof have been satisfied and that no governmental filings, consents and approvals are necessary to be secured by MBIA in order to permit the borrowings hereunder, the grant of the Lien under the Security Agreement and the execution, delivery and performance in accordance with their respective terms of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby, each of which shall be in full force and effect;

                (B) A legal existence and good standing certificate with respect to MBIA issued as of a recent date by the Superintendent of the Department;

                (C) copies of the duly adopted resolutions of the Board of Directors of MBIA, or an authorized committee thereof, authorizing the execution, delivery and performance in accordance with their respective terms of this Agreement, the Substitute Notes, the Substitute Fronting Bank Notes and the Security Agreement (collectively, the "Restatement Documents"), accompanied by a certificate of the Secretary or an Assistant Secretary of MBIA stating as to (x) the effect that such resolutions are in full force and effect, (y) the incumbency and signatures of the officers signing the Restatement Documents on behalf of MBIA, and (z) a copy of the articles of incorporation or by-laws of MBIA;

                (D) opinions of the General Counsel of MBIA and Kutak Rock, MBIA's counsel, each dated as of the Restatement Effective Date, which are substantially to the effect set forth in the forms attached hereto as, respectively, Exhibits I and J; and

                (E) such other documents, instruments, approvals (and, if reasonably requested by either Agent or the Majority Banks, duplicates or executed copies thereof certified by an appropriate governmental official or an authorized officer of MBIA) or opinions as either Agent or the Majority Banks may reasonably request;

                        (vii) The Agents shall have received reasonably satisfactory evidence that long-term obligations insured by MBIA are publicly assigned a rating of Aaa by Moody's and AAA by S&P by reason of such insurance;

                        (viii) The Bank Fee Letter, as defined under the Original Credit Agreement, shall have been modified and replaced by the Tranche A Bank Fee Letter and the Tranche B Bank Fee Letter, in form and substance satisfactory to MBIA and the Agents and consented to by the applicable tranche of Banks, and the amounts payable by MBIA on or prior to the Restatement Effective Date as set forth in the Tranche A Bank Fee Letter or the Tranche B Bank Fee Letter shall have been paid;

                        (ix) The Agent Fee Letter shall have been modified in a manner satisfactory to MBIA and the Administrative Agent; and

                        (x) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Amendment and the Loan Documents shall be satisfactory in form and substance to the Agents.

A certificate of the Agents delivered to MBIA stating that amendments to and restatement of the Original Credit Agreement set forth herein have been become effective shall be conclusive evidence thereof.

        Section 4.2 Conditions Precedent to Each Loan. The obligation of each Bank to make each Loan is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with the making of such Loan, unless waived in writing by the Administrative Agent and each
Bank:

                (a) The Administrative Agent shall have received the appropriate notice of borrowing pursuant to Section 2.2(a);

                (b)     The Loan Commencement Event shall have occurred;

                (c) Immediately after giving effect to each such Loans, the aggregate principal amount of Loans made hereunder, determined without regard to any repayments or prepayments thereof, shall not exceed MBIA's Cumulative Losses incurred after the occurrence of the Loan Commencement Event;

                (d) If such Loans are Tranche A Loans, the aggregate amount of such Loans does not exceed the aggregate Available Tranche A Commitment in effect on such date, or if such Loans are Tranche B Loans, the aggregate amount of such Loans does not exceed the aggregate Available Tranche B Commitment in effect on such date (in each case after giving effect to any reduction of Commitments on such date pursuant to Section 3.2); and

                (e) The aggregate amount of such Loan to be made by any Bank (other than a Fronting Bank Loan) does not exceed the Commitment of such Bank in effect on such date (after giving effect to any reduction thereof on such date pursuant to Section 3.2) minus the aggregate principal amount of Loans theretofore made by such Bank (other than a Fronting Bank Loan) hereunder without regard to any repayment or prepayment thereof.

Each borrowing hereunder, whether or not accompanied by a written notice of borrowing, shall be deemed to be a representation and warranty by MBIA on the date thereof as to the satisfaction of the conditions set forth in paragraphs
(b), (c), (d) and (e) above.

        Section 4.3 Delayed Effectiveness of Certain Amendments. Notwithstanding the provisions of Section 4.1 hereof, the following amendments to the Original Credit Agreement provided herein shall not become effective until the first date following the Restatement Effective Date on which all Tranche B Commitments shall have terminated:

                        (i) the amendments to Sections 2.2, 2.4, 2.11(c), 3.5, 3.6(f), 3.6(g), 6.1, 6.6, 7.1(j) and 7.2(c);

                        (ii) the amendments to or deletions of the definitions of "Base Margin," "Base Rate," "Incremental Reserve," "Loan Commencement Event" (except that the phrase "current Commitment Period" shall be deemed to mean the Facility Period), "Reserve," "Special Event of Default" contained in Exhibit A; and

                        (iii) the amendment to paragraph numbered 2 of Exhibit B;

provided that if, prior to such date, (i) any Loan has been made or (ii) any Default or Event of Default has occurred and is continuing, such amendments shall not become effective and shall have no force or effect.

        Section 4.4 Tranche B Commitments at Restatement Effective Date. In the event that the aggregate Tranche B Commitments on the Restatement Effective Date, as set forth on Schedule 2 hereto, shall be zero, notwithstanding any provisions of this Agreement to the contrary, (a) each Tranche B Bank shall be deemed to have consented to the amendments to the Original Agreement set forth herein, (b) the amendments described in Section 4.3 shall become effective as of the Restatement Effective Date, (c) MBIA shall not be required to execute or deliver any Tranche B Notes, (d) each Tranche B Bank shall be entitled to receive on the Restatement Effective Date the amounts payable by MBIA to such Tranche B Bank on such date as set forth in the Tranche B Bank Fee Letter and all accrued and unpaid commitment fees on such Bank's Commitment (as in effective prior to the Restatement Effective Date), and otherwise, as of the Restatement Effective Date, the role of each Tranche B Bank as a Bank under this Agreement and the Security Agreement shall be terminated, and no Tranche B Bank shall have any further liabilities, obligations or rights under the Credit Agreement or the Security Agreement, except for those liabilities, obligations and rights which survive the termination of the Commitment of a Bank hereunder, and (e) each Tranche B Bank severally agrees to return to MBIA all Notes issued by it pursuant to the Original Credit Agreement for cancellation. In the event that a Bank is both a Tranche A Bank and a Tranche B Bank, the provisions of this

Section 4.4 shall apply to such Bank only in its capacity as a Tranche B Bank and to the Tranche B Commitment of such Bank.

                                    ARTICLE 5

                REPRESENTATIONS AND WARRANTIES; OTHER AGREEMENTS

        In order to induce the Agents and the Banks to enter into this Agreement and to make the Loans, MBIA makes the following representations and warranties to the Agents and the Banks, which shall survive the execution and delivery of this Agreement and the making of each Loan:

        Section 5.1 Due Incorporation, Etc. MBIA is a stock insurance corporation duly organized, validly existing and in good standing under the laws of the State of New York, is duly qualified as a foreign corporation in good standing in each jurisdiction in which failure to so qualify would materially adversely affect its business, assets, operations or financial condition, and has all requisite power and authority, corporate or other, and all requisite governmental licenses, authorizations, permits, consents and approvals to conduct its business and to own its properties.

        Section 5.2 Due Authorization, Etc. The execution, delivery and performance by MBIA of this Agreement and the Loan Documents are within its corporate powers, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of any law, rule, regulation (including, without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the corporate articles or by-laws of MBIA, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected, or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses (ii) and (iii), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any Loan Document.

        Section 5.3 Approvals. No consent, approval or other action by, or any notice to or filing with any court or administrative or governmental body is or will be necessary for the valid execution, delivery or performance by MBIA of this Agreement or any of the Loan Documents.

        Section 5.4 Enforceability. This Agreement and each of the Loan Documents constitute a legal, valid and binding obligation of MBIA, enforceable against MBIA in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, whether such matter is heard in a court of law or a court of equity.

        Section 5.5 Pari Passu Obligations. (a) Except with respect to MBIA's obligations to pay the principal of and interest on the Loans (which the Banks acknowledge are limited by Section 2.7), the obligations of MBIA under this Agreement and the Loan Documents are recourse and general obligations of MBIA which shall at all times rank at least pari passu in priority of payment and in all other respects with all other unsecured obligations of MBIA, including without limitation MBIA's obligations to pay claims under Insurance Contracts, subject, however, to statutory priorities granted to certain claims under Sections 7426 or 7435 of the New York Insurance Law.

        Section 5.6 Financial Information, etc. (a) MBIA has heretofore furnished to the Administrative Agent and, through the Administrative Agent, to each Bank (i) the audited consolidated and unaudited consolidating balance sheets of MBIA Inc. and its subsidiaries at December 31 in each of the years 1996 through 2001, inclusive, the related audited consolidated statements of income, changes in stockholders' equity and financial position or cash flows, as the case may be, and unaudited consolidating statements of income for each of the years then ended and (ii) the unaudited consolidated and consolidating balance sheets of MBIA Inc. and its subsidiaries as of March 31, June 30 and September 30, 2002, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the three months ended March 31, 2002, the six months ended June 30, 2002 and the nine months ended September 30, 2002. Such financial statements were prepared in accordance with generally accepted accounting principles consistently applied and present fairly the consolidated financial position and consolidated results of operations and cash flows of MBIA, Inc. and its subsidiaries and the financial position and results of operations and cash flows of MBIA at the dates and for the periods indicated therein. There has been no material adverse change in the consolidated financial position or consolidated results of operations or cash flows of MBIA Inc. and its subsidiaries taken as a whole or of MBIA since December 31, 2001.

                (b) MBIA has heretofore furnished to the Administrative Agent and, through the Administrative Agent, to each Bank its annual statements and its financial statements as filed with the Department for the years ended December 31, 1996 through December 31, 2001, inclusive, and its quarterly statements and financial statements as filed with the Department for the periods ended March 31, June 30, and September 30, 2002. Such annual and quarterly statements and financial statements were prepared in accordance with the statutory accounting principles set forth in the New York Insurance Law, all of the assets described therein were the absolute property of MBIA at the dates set forth therein, free and clear of any liens or claims thereon, except as therein stated, and each such Annual Statement is a full and true statement of all the assets and liabilities and of the condition and affairs of MBIA as of such dates and of its income and deductions therefrom for the year or quarter ended on such dates.

        Section 5.7 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of MBIA, threatened against or affecting MBIA, or any properties or rights of MBIA, by or before any court, arbitrator or administrative or governmental body in which there is a reasonable possibility of an adverse decision or determination which could materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any Loan Document or which in any way draws into question the validity or enforceability of this Agreement or any of the Loan Documents.

        Section 5.8 Taxes. MBIA has filed all Federal and state income tax returns which are required to be filed, and has paid all taxes as shown on said returns and all assessments received by it to the extent that such taxes have become due and to the extent that failure to pay the same could materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any Loan Document, other than taxes being contested in a manner permitted by Section 6.4.

        Section 5.9 Absence of Defaults, etc. MBIA is not in violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the charter or by-laws of MBIA, or in default under any material indenture, agreement, lease or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation or default may result in a material adverse effect on the business, assets, operations or financial condition of MBIA or on its ability to perform its obligations under this Agreement or any other Loan Document.

        Section 5.10 ERISA. Each member of the Controlled Group has fulfilled any applicable obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA. No member of the Controlled Group is a party to, or is or has been required to make contributions to, or has terminated any Multiemployer Plan.

        Section 5.11 Compliance with Insurance Law. MBIA is duly licensed to transact business as a financial guaranty insurance corporation by the Department and (a) has all other requisite federal, state and other governmental licenses, authorizations, permits, consents and approvals to conduct its insurance and other business as presently conducted and proposed to be conducted in the State of New York and each other jurisdiction in which it writes or issues policies of insurance (including without limitation any form of financial guaranty insurance, fidelity and surety insurance or credit insurance), surety bonds, guaranties, contracts of reinsurance or other undertakings similar to the foregoing (collectively, "Insurance Contracts") or in which it conducts business, except for failures, if any, to have such licenses, authorizations, permits, consents and approvals which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any of the Loan Documents, (b) has made all filings of each of its forms of Insurance Contracts and of its rates and charges with the Department and all other federal, state and other administrative or governmental bodies required for the use thereof and has obtained all requisite approvals thereof, except for failures, if any, to file or to obtain such approvals which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any of the Loan Documents, (c) has duly established and maintains all reserves required under the New York Insurance Law and the regulations of the Department thereunder and other applicable federal, state and other laws, rules and regulations, except for failures, if any, to maintain reserves which do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any of the Loan Documents, (d) has duly filed all annual statements, financial statements and other information and reports required to have been filed with the Department and each other federal, state and other administrative or governmental body, except for failures, if any, to file which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any of the Loan Documents, and (e) is in compliance (and has not received any notice from the Department or similar administrative or governmental body or an authorized representative thereof claiming that it is not in compliance) with the New York Insurance Law and the regulations of the Department thereunder and with all other applicable federal, state and other laws, rules and regulations relating to its insurance and other business, except with respect to failures, if any, to comply which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any of the Loan Documents.

        Section 5.12 Covered Portfolio. Substantially all of the Insured Obligations in the Covered Portfolio on the Restatement Effective Date were insured by MBIA under Insurance Contracts in the form or forms heretofore supplied to the Administrative Agent in accordance with MBIA's underwriting criteria as heretofore disclosed to the Administrative Agent and each Bank, and in MBIA's reasonable judgment such Insured Obligations represent an overall risk of loss (based on all factors including without limitation investment quality and geographical and market diversification) which is not materially greater than the risk of loss represented by all of MBIA's Insured Obligations as of the Restatement Effective Date. MBIA has no reason to believe that its rights included among the Collateral are not valid and binding against the obligors thereunder in accordance with their respective terms, except insofar as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, except for such Collateral which, in the aggregate, will not have a material and adverse effect on the right and ability of the Administrative Agent, on behalf of the Banks, in accordance with the Security Agreement, to realize upon the Pledged Recoveries. The several reinsurance agreements between MBIA, on the one hand, and certain member companies of the Municipal Bond Insurance Association, respectively, on the other, are the legal, valid, binding and enforceable obligations of the parties thereto in accordance with their terms, except insofar as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies.

        Section 5.13 Investment Company Status. MBIA is not an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended.

        Section 5.14 SEC Reports. MBIA has heretofore furnished to the Administrative Agent and, through the Administrative Agent, to each Bank true and complete copies of (a) the Annual Reports of MBIA Inc. on Form 10-K filed with the Securities and Exchange Commission for each of its fiscal years ended December 31, 1996 through December 31, 2001, inclusive, (b) the Quarterly Reports of MBIA Inc. on Form 10-Q filed with such Commission for its fiscal quarters ended March 31, June 30 and September 20, 2002, (c) each report, if any, on Form 8-K filed by MBIA Inc. with such Commission since December 31, 2001, and (d) each filing on Form 8 or other amendment, if any, filed by MBIA Inc. with such Commission with respect to any of the foregoing, together in each case with true and complete copies of all reports, proxy statements and other materials incorporated by reference therein (collectively, the "SEC Reports"). None of the SEC Reports contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading.

        Section 5.15 Ownership; Subsidiaries. All of the issued and outstanding capital stock of MBIA is owned beneficially and of record by MBIA Inc., subject to no Liens. There are no options or similar rights of any Person to acquire any such capital stock or any other capital stock of MBIA. MBIA has and, as of the Restatement Effective Date, MBIA will have no Subsidiaries other than its Subsidiaries identified in the SEC report for the year ended December 31, 2001.

        Section 5.16 Disclosure. There is no fact known to MBIA which materially adversely affects the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any Loan Document which has not been set forth in this Agreement, in the financial statements referred to in Section 5.6(a) or the SEC Reports.

                                    ARTICLE 6

                                    COVENANTS

        MBIA agrees that, so long as any Loan remains outstanding or any obligation of MBIA hereunder or under the Notes or any other Loan Document remains unpaid or unsatisfied or any Bank has any obligation to make a Loan or advance other amounts hereunder, unless the Administrative Agent and the Majority Banks otherwise consent in writing:

        Section 6.1 Use of Proceeds. MBIA will use the proceeds of the Loans only to pay or reimburse itself for the payment of Losses or to establish or maintain Reserves in respect of the Covered Portfolio.

        Section 6.2 Conduct of Business and Corporate Existence. MBIA will continue to engage in business of the same general type as now conducted by it and do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, material rights, licenses, permits and franchises.

        Section 6.3 Compliance with Laws. MBIA will comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, the New York Insurance Law, the insurance laws of any other jurisdiction applicable to MBIA and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

        Section 6.4 Obligations and Taxes. MBIA shall pay all its material obligations promptly and in accordance with their terms and pay and discharge promptly all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become in default, as well as all material lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that MBIA shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and adequate reserves with respect thereto shall have been established on the books of MBIA.

        Section 6.5 Liens. MBIA will not create, assume or permit to exist any Lien on any Pledged Recoveries, Pledged Premiums or other Collateral, other than the Lien in favor of the Banks under the Security Agreement.

        Section 6.6 Merger or Sale of Assets. MBIA shall not consolidate or merge with or into, or transfer all or substantially all of its properties or assets to, another Person, except that MBIA may merge or consolidate with another corporation or may transfer all or substantially all of its property, business and assets as an entirety to another corporation, if (i) immediately prior and after giving effect to such transaction there shall exist no Default or Event of Default (including without limitation an Event of Default described in paragraph (j) of Section 7.1), (ii) the surviving or acquiring corporation, as the case may be, expressly and unconditionally assumes all of the obligations of MBIA hereunder in an instrument in form and substance satisfactory to the Majority Banks which is enforceable directly by the Administrative Agent and the Banks, (iii) MBIA shall have delivered to the Administrative Agent and the Banks an opinion, in form and substance satisfactory to the Administrative Agent, from counsel reasonably acceptable to the Administrative Agent, confirming the matters set forth in clause (ii) above, (iv) immediately after giving effect to such transaction, the net worth, determined in accordance with generally accepted accounting principles, and its capital and surplus, determined in accordance with statutory accounting principles, of the surviving corporation is at least equal to MBIA's net worth or capital and surplus, as the case may be, immediately prior to giving effect to such transaction, (v) MBIA shall have provided to the Administrative Agent and the Banks, in form and substance reasonably satisfactory to the Administrative Agent, a report from PricewaterhouseCoopers or other independent public accountants of recognized national standing, confirming the matters set forth in clause (iv) above, and
(vi) the Administrative Agent shall have received evidence satisfactory to it that such transaction will not result in any downgrading or potential downgrading of any obligation insured by MBIA by Moody's, S&P or any other nationally recognized rating agency which, with the consent of MBIA, rates the creditworthiness of such obligations.

        Section 6.7 Underwriting Criteria. MBIA shall maintain its criteria for underwriting Insurance Contracts substantially as in effect on the Restatement Agreement Date and as disclosed to the Administrative Agent and the Banks, and Insured Obligations which are placed in the Covered Portfolio by MBIA shall in MBIA's reasonable judgment represent an overall risk of loss (based on all factors including without limitation investment quality and geographical and market diversification) which is not materially greater than the risk of loss represented by all of MBIA's Insured Obligations.

        Section 6.8 Collection of Pledged Recoveries and Pledged Premiums. MBIA shall at all times use its best efforts to collect and otherwise realize upon all Pledged Recoveries and Pledged Premiums in compliance with applicable law and in a commercially reasonably manner.

        Section 6.9 Inspection of Books and Records. MBIA will keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles shall be made of all dealings and transactions in relation to its business and activities; and will permit representatives of any Bank or the Administrative Agent following reasonable notice to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, during regular business hours, and as often as may reasonably be desired.

        Section 6.10 Information Requirements. MBIA will furnish or cause to be furnished to the Administrative Agent (with sufficient copies for distribution to the Banks):

                (a) within 60 days after the end of each of the first three quarterly fiscal periods in each fiscal year of MBIA Inc., consolidated and consolidating balance sheets of MBIA Inc. and its subsidiaries (including MBIA), as at the end of such period and the related consolidated statements of income, changes in stockholders' equity and cash flows and consolidating statement of income of MBIA Inc. and its subsidiaries for such period and (in the case of the second and third quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the consolidated and, where applicable, consolidating figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by a principal financial officer of MBIA Inc. and, with respect to the information set forth therein relating to MBIA, a principal financial officer of MBIA as presenting fairly, in accordance with generally accepted accounting principles (except for the absence of notes thereto) applied (except as specifically set forth therein) on a basis consistent with such prior fiscal periods, the information contained therein, subject to changes resulting from normal year-end audit adjustments;

                (b) within 120 days after the end of each fiscal year of MBIA Inc., consolidated and consolidating balance sheets of MBIA Inc. and its subsidiaries (including MBIA) as at the end of such year and the related consolidated statements of income, changes in stockholders' equity and cash flows and consolidating statement of income of MBIA Inc. and its subsidiaries for such fiscal year, setting forth in each case in comparative form the consolidated and, where applicable, consolidating figures for the previous fiscal year, all in reasonable detail and (i) in the case of such consolidated financial statements, accompanied by a report thereon of PricewaterhouseCoopers or other independent public accountants of recognized national standing selected by MBIA Inc., which report shall state that such consolidated financial statements present fairly the consolidated financial position of MBIA Inc. and its subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods indicated in conformity with generally accepted accounting principles applied on a basis consistent with prior years (except as otherwise specified in such report) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and (ii) in the case of such consolidating financial statements, certified by a principal financial officer of MBIA Inc. and, with respect to the information set forth therein relating to MBIA, a principal financial officer of MBIA as presenting fairly, in accordance with generally accepted accounting principles applied (except as specifically set forth therein) on a basis consistent with such prior fiscal periods, the information contained therein;

                (c) together with each delivery of financial statements pursuant to paragraphs (a) and (b) of this Section 6.10,

                        (i) a certificate of a principal financial officer of MBIA listing the Insured Obligations in the Covered Portfolio and in the Tranche B Covered Portfolio and identifying the Insurance Contracts with respect thereto and calculating in reasonable detail as of the date of such financial statements (A) the Average Annual Debt Service on the Covered Portfolio and on the Tranche B Covered Portfolio, (B) if such date is prior to the Loan Commencement Event, the excess of MBIA's Cumulative Losses (stating separately any Incremental Reserves included therein) for the Facility Period over MBIA's aggregate Pledged Recoveries received during the Facility Period, and (C) if such date is on or after the occurrence of the Loan Commencement Event, (1) evidence of the occurrence thereof, (2) the amount of Installment Premiums with respect to defaulted obligations received on or prior to such date and thereafter payable in respect of the Covered Portfolio and the Tranche B Covered Portfolio, (3) the aggregate amount of Pledged Recoveries received by or for the account of MBIA during the Facility Period on or prior to such date, and (4) the balance of the Escrow Account as of such date; and

                        (ii) a certificate of the President or a Vice President of MBIA stating that the signer has reviewed the terms of this Agreement and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of MBIA during the period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of the officer's certificate, of any condition or event which constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action MBIA has taken or is taking or proposes to take with respect thereto;

                (d) promptly after the filing thereof, a copy of the annual statement for each calendar year and quarterly statements for each calendar quarter as filed with the Department or other then comparable agency of other jurisdictions and the financial statements of MBIA for such calendar year or quarter prepared in accordance with statutory accounting practices accompanied by a report thereon of the independent public accountants of MBIA Inc. referred to in paragraph (b) above;

                (e) promptly upon the mailing thereof, a copy of each annual report to stockholders and proxy statement of MBIA Inc. and, promptly upon the filing thereof with the Securities and Exchange Commission, a copy of each annual report on Form 10-K, quarterly report on Form 10-Q and current report on Form 8-K of MBIA Inc. and each Form 8 with respect thereto;

                (f) promptly after MBIA has received written notice or otherwise has knowledge thereof, written notice describing in reasonable detail:

                        (i) the commencement of all proceedings and investigations by or before the Department or any other governmental body and any actions and proceedings in any court or before any arbitrator against or in any other way relating to MBIA which, if adversely determined, could singly or when aggregated with all other such proceedings, investigations and actions if adversely determined, have a materially adverse effect on the business, assets, liabilities, financial position, results of operations or cash flows of MBIA, or on the ability of MBIA to perform its obligations under this Agreement or any Loan Document;

                        (ii) the occurrence of any Reportable Event, Prohibited Transaction or any withdrawal by any member of the Controlled Group from any Multiemployer Plan or any reasonable expectation of the occurrence of any Reportable Event, Prohibited Transaction or any withdrawal by any member of the Controlled Group from any Multiemployer Plan;

                        (iii) any report known to and relating to MBIA published by Moody's, S&P or any other nationally recognized rating agency which, with the consent of MBIA, rates the creditworthiness of obligations insured by MBIA;

                        (iv) any material adverse change with respect to the business, assets, liabilities, financial position, results of operations or cash flows of MBIA; and

                        (v)     any Default or Event of Default;

                (g) promptly after MBIA has received notice or otherwise has knowledge thereof, written notice describing in reasonable detail:

                        (i) each Loss, including without limitation identification of the Insured Obligation with respect to which such Loss occurred;

                        (ii) each default by the issuer of any Insured Obligation in the Covered Portfolio or other obligor with respect thereto which could form the basis of a claim under an Insurance Contract;

                        (iii) each default by any party to a reinsurance agreement or similar arrangement with MBIA which covers any material amount of Insured Obligations in the Covered Portfolio; and

                        (iv) all Reserves (including without limitation Incremental Reserves) established by MBIA with respect to each matter referred to in clauses (i), (ii) or (iii) above; and

                (h) from time to time and promptly upon each request, such material data, certificates, reports, statements, opinions of counsel addressed to the Administrative Agent and the Banks, documents or further information regarding the Covered Portfolio, the Collateral or the business, assets, liabilities, financial position, results of operations or cash flows of MBIA or MBIA Inc. as any Bank or the Administrative Agent reasonably may request.

All information, reports, statements and other papers and data furnished to the Administrative Agent shall be, at the time the same are so furnished, complete and correct in all material respects to the extent necessary to give the Administrative Agent and the Banks true and accurate knowledge of the subject matter thereof.

                                    ARTICLE 7

                                EVENTS OF DEFAULT

        Section 7.1 Events of Default. Each of the following shall constitute an Event of Default hereunder (each herein called an "Event of Default"):

                (a) default in the payment when due of (i) the principal of or interest on any Loan or Note or (ii) any other interest, fees or other amounts payable under this Agreement, in any such case if such default described in this clause (ii) shall have continued for a period of five (5) Business Days after notice of such failure from the Administrative Agent or any Bank; or

                (b) any representation or warranty made by MBIA herein or in any of the Loan Documents or in any writing furnished in connection with or pursuant to this Agreement or any of the Loan Documents shall be false or misleading in any material respect on the date as of which made; or

                (c) MBIA shall fail to perform or observe any of the provisions contained in Section 6.1, 6.2, 6.5 or 6.6 hereof or in the Security Agreement, and such failure remains unremedied for 30 days after notice of such failure from the Administrative Agent or any Bank; or

                (d) MBIA shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any of the Loan Documents on its part to be performed or observed and with respect to any such term, covenant or agreement contained herein, and such failure remains unremedied for 45 days after notice of such failure from the Administrative Agent or any Bank or, if by reason of the nature of such failure the same cannot be remedied within such 45 days, MBIA shall fail to proceed with reasonable diligence to remedy such failure;

                (e) MBIA shall be in default in the payment of any principal of or interest on any material Debt or in respect of which it is contingently liable beyond any period of grace stated with respect thereto in any such obligation or in any agreement under which any such obligation is created, or MBIA shall default in the performance of any agreement under which any such obligation is created if the effect of such default is to cause such obligation to become, or to permit any holder or beneficiary thereof, or a trustee on behalf thereof, with notice if required, to declare such obligation to be, due prior to its normal maturity; provided that a notice or declaration of any such default or acceleration by any such holder, beneficiary or trustee shall not constitute an Event of Default described in this paragraph (e) if such notice or declaration is being contested by MBIA in good faith by appropriate proceedings and MBIA has established all adequate reserves with respect thereto; or a moratorium shall have been declared or announced (whether or not in writing) by MBIA with respect to any of its Debt; or

                (f) MBIA shall commence a voluntary case concerning it under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or any involuntary case is commenced against MBIA under the Bankruptcy Code and relief is ordered against MBIA or the petition is controverted but is not dismissed within 60 days after the commencement of the case; or MBIA is not generally paying its debts as such debts become due; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of MBIA; or MBIA commences any other proceeding under any reorganization, arrangement, readjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to MBIA or there is commenced against MBIA any such proceeding which remains undismissed for a period of 60 days or MBIA is adjudicated insolvent or bankrupt; or MBIA fails to controvert in a timely manner any such case under the Bankruptcy Code or any such proceeding or any order of relief or other order approving any such case or proceeding or in the appointment of any custodian or the like of or for it or any substantial part of its property or suffers any such appointment to continue undischarged or unstayed for a period of 60 days; or MBIA makes a general assignment for the benefit of creditors; or any action is taken by MBIA for the purpose of effecting any of the foregoing; or a receiver or trustee or other officer or representative of a court or of creditors, or any court, governmental officer or agency, shall under color of legal authority, take and hold possession of any substantial part of the property or assets of MBIA for a period in excess of 60 days; or

                (g) entry against MBIA of a decree or order of a court or the Department or other agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or rehabilitator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                (h) consent by MBIA to the appointment of a conservator or receiver or rehabilitator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to MBIA or of or relating to all or substantially all of its property; or

                (i) this Agreement, any Note, the Security Agreement or any other material Loan Document shall not be or shall cease to be in full force and effect for any reason; or the Security Agreement shall fail to grant to the Banks the liens and security interests intended to be created thereby; or any Person other than the Banks shall have any Lien on any Collateral; or any Pledged Recoveries or Pledged Premiums shall be unavailable to pay the obligations of MBIA hereunder or under any Loan Documents in accordance with the terms hereof or thereof for any reason; or

                (j) Except as permitted under Section 6.6, MBIA Inc. shall cease to own at least 90% of each class of issued and outstanding Voting Stock of MBIA, or a Change of Control shall occur with respect to MBIA Inc.; for purposes of this paragraph, a "Change of Control" shall be deemed to occur if any person or group (as defined in the Securities Exchange Act of 1934, as amended), after December 31, 2001, acquires ownership of 20% or more of the issued and outstanding capital stock of MBIA Inc.

        Section 7.2 Remedies. Upon the occurrence of an Event of Default and while such Event of Default shall be continuing, the Administrative Agent shall, at the request of (i) the Majority Banks or (ii) Tranche A Banks to which greater than 66 2/3% or more of the Tranche A

Loans in the aggregate are owing, or, if no Tranche A Loans are outstanding, Tranche A Banks having given greater than 66-2/3% in the aggregate of the Tranche A Commitments, in either case in their sole discretion, subject to the limitations of Section 2.7 hereof, take any one or more of the following actions; provided that the Banks shall not in any event have the right to decline to make additional Loans when otherwise required by this Agreement except as otherwise provided in Section 4.2 hereof:

                (a) by notice to MBIA, declare all amounts payable by MBIA hereunder to be forthwith due and payable, and the same shall thereupon become due and payable without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived; provided that no notice or declaration of any kind is required upon the occurrence of an MBIA Event of Insolvency;

                (b) by notice to MBIA, exclude any additional Insured Obligations from the Covered Portfolio;

                (c) exercise any or all of the rights and remedies of the Administrative Agent or the Banks under any or all of the Loan Documents, subject to the limitations in the Security Agreement with respect to rights and remedies thereunder which are exercisable only upon and after the occurrence of a Servicing Trigger Event; and

                (d) take whatever other action at law or in equity may appear necessary or desirable to collect the amounts then due and thereafter to become due hereunder or to enforce any other of its rights hereunder.

        Section 7.3 No Waiver; Remedies Cumulative. No failure by the Administrative Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any exercise or partial exercise of any right hereunder or under any Loan Document preclude any other further exercise thereof or the exercise of any other right. Subject to the provisions of Section 2.7, the remedies provided are cumulative and not exclusive of any remedies provided by law.

        Section 7.4     Right of Setoff; etc. Except as otherwise provided in
Section 2.7 hereof, in addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default hereunder, the Administrative Agent and each Bank is hereby authorized at any time and from time to time, without notice to MBIA or to any other person or entity, any such notice being hereby expressly waived by MBIA, to setoff and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Administrative Agent or such Bank to or for the credit or the account of MBIA against and on account of the obligations and liabilities of MBIA to the Administrative Agent or such Bank under this Agreement, irrespective of whether or not (i) the Administrative Agent or such Bank shall have made any demand hereunder, or (ii) the Administrative Agent shall have declared the principal of and interest on the Loans and Notes and any other amounts due hereunder to be due and payable as permitted by Section 7.2 and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

        Section 7.5 Adjustment of Commitment Fee. The Fee Margin for purposes of Section 3.1 hereof (the "Fee Margin") shall equal zero, unless the rating publicly assigned to MBIA's claims paying ability shall be reduced to below Aaa by Moody's or to below AAA by S&P, in which case the Fee Margin shall equal 0.025% if such ratings are at least Aa in the case of Moody's or AA in the case of S&P, and otherwise shall equal 0.050%. Any change in the Fee Margin by reason of a change in a rating from Moody's or S&P shall be effective as of the date on which such change is first announced by the applicable rating agency.

                                    ARTICLE 8

                                    THE AGENT

        Section 8.1 Appointment. Each Bank hereby irrevocably designates and appoints (a) Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland, New York Branch, as its agent to act as the Administrative Agent as specified herein and in the other Loan Documents, and (b) Deutsche Bank AG, New York Branch, as its agent to act as the Documentation Agent as specified herein and in the other Loan Documents; and each Bank hereby irrevocably authorizes the Administrative Agent or the Documentation Agent, as the case may be, to take such action on behalf of such Bank under the provisions of this Agreement and the other Loan Documents and to give such consents, approvals or directions and to exercise such other powers and perform such duties as are expressly delegated to the Administrative Agent or the Documentation Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Each of the Administrative Agent and the Documentation Agent agrees to act as such upon the express conditions contained in this Agreement. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Loan Document, neither Agent shall have any duties or responsibilities (except those expressly set forth herein or in the other Loan Documents) or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against either Agent. The provisions of this Article 8 are solely for the benefit of the Agents and the Banks, and MBIA shall have no rights as a third party beneficiary of any of the provisions hereof. In performing functions and duties under this Agreement and the Loan Documents, each Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with MBIA.

        Section 8.2 Delegation. Each Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

        Section 8.3     Agent Not Liable; Reliance.

                (a) Neither of the Agents nor any of their respective officers, directors, employees, agents or attorneys-in-fact shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except in the case of an Agent for its own gross negligence or willful misconduct) or

(ii) responsible in any manner to any Bank for any recitals, statements, representations or warranties made by MBIA or any of its officers contained in this Agreement or any of the Loan Documents, any other document or in any certificate, report, statement or other document referred to or provided for in, or received by either Agent under or in connection with, this Agreement or any other document of for any failure of MBIA or its officers to perform its obligations hereunder or thereunder. Neither Agent shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Loan Documents, or to inspect the properties, books or records of MBIA. Neither Agent shall be responsible to any Bank for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by either Agent to any Bank or by or on behalf of MBIA to either Agent or any Bank, or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Event of Default.

                (b) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to MBIA), independent accountants and other experts selected by either Agent or MBIA. Each Agent shall be fully justified in failing or refusing to take an action under this Agreement or any other Loan Document, unless it shall first receive such advice or concurrence of the Banks as it deems appropriate and it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Banks.

                (c) Neither Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default, unless it has received notice from a Bank or MBIA referring to this Agreement, describing such Event of Default or other event and stating that such notice is furnished pursuant to
Section 8.3(c) of this Agreement. In the event that an Agent receives such a notice, it shall give prompt notice thereof to each Bank.

                (d) Each Bank expressly acknowledges that neither of the Agents nor any of their respective officers, directors, employees, agents or attorneys-in-fact have made any representations or warranties to it and that no act by either Agent hereinafter taken, including any review of the affairs of MBIA, shall be deemed to constitute any representation or warranty by either Agent to any Bank. Each Bank represents to each Agent that it has, independently and without reliance upon either Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of MBIA and made its own decision to enter into this Agreement and its Assignment and Assumption Agreement. Each Bank also represents that it will, independently and without reliance upon either Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of MBIA. Neither Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of MBIA which may come into the possession of either Agent or any of its respective officers, directors, employees, agents or attorneys-in-fact.

                (e) Each Bank expressly agrees that The Bank of New York, as successor collateral agent, shall enter into the Security Agreement on its behalf, and expressly consents to the terms and conditions thereof.

        Section 8.4 Indemnity. The Banks agree to indemnify each Agent ratably according to their respective Commitments from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses (including, without limitation, inspection expenses pursuant to Section 6.9 and reasonable fees and expenses of legal counsel and other experts) or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of any Loan or the termination of this Agreement) be imposed on, incurred by or asserted against such Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Loan Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by such Agent under or in connection with any of the foregoing is not paid by MBIA; provided that no Bank shall be liable to an Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Agent's gross negligence or willful misconduct. If any indemnity furnished to an Agent for any purpose shall, in its opinion, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this section shall survive the repayment of the Loans and the termination of this Agreement.

        Section 8.5 Liability of Agent. In no event shall either Agent have any liabilities or responsibilities to MBIA on account of the failure of any Bank to perform its obligations hereunder or to any Bank on account of the failure of MBIA to perform its obligations hereunder or under any other Loan Document.

        Section 8.6 Agent May Act. Each Agent may make loans to, accept deposits from and generally engage in any kind of business with MBIA, all as though it were not an Agent hereunder. The terms "Banks" and "Majority Banks" and any similar terms shall include each Agent in its individual corporate capacity as a Bank or one of the Majority Banks.

        Section 8.7 Successor. The Administrative Agent and the Documentation Agent each may resign as such at any time upon at least 30 days' prior notice to MBIA and all Banks, such resignation not to be effective until a successor Administrative Agent or Documentation Agent, as the case may be, is in place. If the Administrative Agent or the Documentation Agent at any time shall resign, the Majority Banks, acting with the consent of Tranche A Banks to which greater than 66 2/3% or more of the Tranche A Loans in the aggregate are owing, or, if no Tranche A Loans are outstanding, Tranche A Banks having given greater than 66-2/3% in the aggregate of the Tranche A Commitments, may appoint another Bank reasonably acceptable to MBIA as a successor Administrative Agent or the Documentation Agent, as the case may be, which shall thereupon become the Administrative Agent or the Documentation Agent hereunder. If no such successor shall have been so appointed and shall have accepted such appointment, within 30 days after the retiring agent has given notice of resignation, then the retiring agent may, on behalf of the Banks, appoint a successor Administrative Agent or the Documentation Agent, as the case may be, which shall be one of the Banks. Notwithstanding the resignation of an Agent hereunder, the provisions of Sections 8.2 through 8.5 shall continue to inure to the benefit such Agent in respect of any action taken or omitted to be taken by it in its capacity as such while it was an Agent under this Agreement or any Loan Document.

        Section 8.8 Determination by the Agent Conclusive and Binding. Any determination required or expressly permitted to be made by the Administrative Agent or the Documentation Agent under this Agreement shall be made by the Administrative Agent or the Documentation Agent, as the case may be, in good faith and, when made, shall be conclusive and binding on all parties.

                                    ARTICLE 9

                     NATURE OF OBLIGATIONS; INDEMNIFICATION

        Section 9.1 Nature of Obligations; Survival. The obligations of MBIA under this Agreement and the Notes and the other Loan Documents (other than payment of principal of and interest on the Loans or under any Note, which are limited recourse obligations subject to the provisions of Section 2.7) shall be absolute, unconditional and irrevocable, shall be full recourse and general obligations of MBIA and shall be satisfied strictly in accordance with the terms of this Agreement, under all circumstances whatsoever. All covenants, agreements, representations and warranties made herein or in any Note or any Loan Document or in any certificate, document or instrument delivered pursuant hereto or thereto shall survive the Effective Date and the Restatement Effective Date, the making of each Loan and the occurrence of the Expiration Date and shall continue in full force and effect so long as principal of or interest on any Loan or any Note remains outstanding or unpaid, any other amount payable by MBIA under this Agreement, any Note or any other Loan Document remains unpaid or any other obligation of MBIA to perform any other act hereunder or under any Note or any other Loan Document remains unsatisfied or any Bank has any obligation to make a Loan or any other advance of moneys to MBIA hereunder.

        Section 9.2     Indemnification. Notwithstanding the provisions of
Section 2.7 hereof, MBIA hereby further indemnifies and holds harmless each Agent, each Bank and each Participant from and against any and all claims, damages, losses, liabilities, reasonable costs and expenses whatsoever (including attorneys' fees) which such Agent, such Bank or such Participant may incur (or which may be claimed against such Agent, such Bank or such Participant by any person or entity whatsoever), including without limitation the failure of MBIA to make payments of principal of and interest on the Loans and the Notes, by reason of or in connection with (a) the failure by MBIA to deposit any amounts in the Escrow Account which are required to be deposited therein as provided in the Security Agreement or (b) the unavailability to any Bank or to any Participant for any reason of any Pledged Recoveries or Pledged Premiums by reason of (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to MBIA, or (ii) MBIA's rescission or repudiation of any term hereof or of any Loan Document or any Loan.

                                   ARTICLE 10

                                  MISCELLANEOUS

        Section 10.1 Costs, Expenses and Taxes. Upon the receipt of reasonable documentation evidencing such expenses, MBIA agrees to pay or cause to be paid (a) to the Administrative Agent all reasonable out-of-pocket expenses, including but not limited to fees and expenses of counsel for the Administrative Agent (including New York and foreign counsel) incurred by the Administrative Agent from time to time (i) arising in connection with the preparation, execution, duplication, delivery and performance of this Agreement, any Loan Documents and any documents, instruments or transactions pursuant to or in connection herewith and (ii) relating to any requested amendments, waivers or consents to this Agreement, any Loan Documents or any such documents or instruments, (b) to each Bank, the legal fees and expenses (up to a maximum of $2,500 per opinion) incurred by such Bank in obtaining opinions of counsel required by Moody's or S&P or requested by MBIA relating to this Agreement or any amendment or other modification hereof, and (c) to the Administrative Agent and each Bank, fees and expenses of counsel for the Administrative Agent or such Bank incurred by the Administrative Agent or such Bank in connection with the enforcement or preservation by any of them of rights under this Agreement or any such documents or instruments, including but not limited to such expenses as may be incurred by the Administrative Agent or such Bank in enforcing this Agreement or any of such other documents or instruments after an Event of Default shall have occurred. MBIA agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Administrative Agent or such Bank to be payable in connection with this Agreement, the Notes or any other documents, instruments or transactions pursuant to or in connection herewith, and MBIA agrees to save each Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions. The provisions of this
Section 10.1 shall survive the termination of this Agreement.

        Section 10.2 Jurisdiction. Each party hereto hereby agrees that any legal action or proceeding against the others with respect to this Agreement, any of the Loan Documents or any of the agreements, documents or instruments delivered in connection herewith or therewith may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York as the applicable party may elect, and, by execution and delivery hereof, MBIA, for itself and in respect to its property, generally and unconditionally accepts and consents to the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Administrative Agent in writing, with respect to any action or proceeding brought by it against either Agent or any Bank and any questions relating to usury. Each party agrees that Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to this Agreement and the Loan Documents and waives any right to stay or to dismiss any action or proceeding brought against it before said courts on the basis of forum non conveniens. Except as specifically set forth herein, nothing herein shall limit the right of either party to bring proceedings against the other in any other court or tribunal otherwise having jurisdiction.

        Section 10.3 Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

        Section 10.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        Section 10.5 Waiver of Jury Trial. EXCEPT TO THE EXTENT PROHIBITED BY LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING OF ANY NATURE WHATSOEVER ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND IN CONNECTION WITH SUCH ACTION OR PROCEEDING, WHETHER ARISING UNDER STATUTE (INCLUDING ANY FEDERAL OR STATE CONSTITUTION) OR UNDER THE LAW OF CONTRACT, TORT OR OTHERWISE AND INCLUDING, WITHOUT LIMITATION, ANY CHALLENGE TO THE LEGALITY, VALIDITY, BINDING EFFECT OR ENFORCEABILITY OF THIS SECTION OR THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS.

        Section 10.6 Headings. Section headings in this Agreement are included herein for convenience or reference only and shall not constitute a part of this Agreement for any other purpose.

        Section 10.7 Notices and Addresses for Notice. All notices and other communications provided for hereunder shall be in writing and, (a) if to MBIA, mailed or delivered to it, addressed to it at 113 King Street, Armonk, New York 10504, Attention: Neil Budnick, Chief Financial Officer; (b) if to the Administrative Agent, mailed or delivered to it, addressed to it at 245 Park Avenue, 38th Floor, New York, New York 10167, Attention: Angela R. Reilly; (c) if to the Documentation Agent, mailed or delivered to it, addressed to it at 31 West 52nd Street, New York, New York 10019, Attention: Clinton M. Johnson; and
(d) if to a Bank, mailed or delivered to it at its address as shown on Schedule 1 hereto; or as to any party as such party may direct in a written notice to all other parties. All such notices and other communications shall, when mailed, be effective three days after the date of deposit in the mails, addressed as aforesaid. In lieu of notice by mail or delivery, written notice may be given over telecopier at the appropriate numbers set forth below, such notice over telecopier to be effective when transmitted.

        If to the Administrative Agent:    Telecopier No.:  212-808-2579

        If to the Documentation Agent:     Telecopier No.:  212-474-8013

        If to MBIA:                        Telecopier No.:  914-765-3163 and
                                                            914-765-3410

        If to a Bank:                      To it at its telecopier number as set
                                           forth on Schedule 1 hereto.

        Section 10.8 Successors and Assigns; Assignment and Assumption; Participations; Additional Banks.

                (a) This Agreement is a continuing obligation and binds, and the benefits hereof shall inure to, MBIA, the Administrative Agent, the Documentation Agent and the Banks and their respective successors and assigns; provided that, except as specifically provided herein, MBIA may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Majority Banks. The provisions of this Agreement applicable to the Agents shall also inure to the benefit of, and are intended to benefit and to be enforceable by, the Collateral Agent.

                (b) Each Bank may, at any time, sell, assign, and transfer to another commercial bank or other financial institution approved in advance by the Administrative Agent and MBIA ("Assignee") all or a portion of its rights and obligations as Bank in this Agreement, its Note, the other Loan Documents or any Loan. Any such sale or assignment of a portion of a Bank's interest in such Bank's Loan shall be in respect of integral multiples of $1,000,000 in principal amount (or such other amount to which the Administrative Agent and MBIA may consent in writing). MBIA shall have no obligation to have any communication or relationship with any Assignee in order to enforce the obligations of any other Bank hereunder; provided, however, that no Bank shall be deemed to have retained or assumed any obligations of an Assignee hereunder. Each assignment pursuant to this section shall be effected by the Administrative Agent, the assignor Bank and its Assignee executing an Assignment and Assumption Agreement substantially in the form of Exhibit F hereto (appropriately completed) and the rights and duties of such Bank and the Assignee each to the other shall be as defined therein. The parties hereto agree to execute such documents as may be necessary to effectuate any such assignment, including without limitation, in the case of MBIA, to exchange the Note or Notes held by the assignor Bank for a new Note or Notes payable to such Bank (if it has retained any Commitment) and a new Note or Notes payable to the Assignee in the respective amounts which reflect the assignment being made under this Section 10.8(b). Promptly following any assignment pursuant to this Section 10.8(b), the Administrative Agent shall notify the Banks thereof.

                (c) Each Bank shall be entitled at any time to sell, assign, transfer or otherwise grant participations in the whole or any part of such Bank's rights and/or obligations under this Agreement, its Assignment and Assumption Agreement (if applicable), the Loan

Documents or any Loan to any Person. No such participation pursuant to this
Section 10.8(c) shall relieve a Bank from its obligations hereunder. Any such participant is referred to in this Agreement as a "Participant", which term shall not include any sub-participant, assignee, purchaser or transferee of any such direct participant. Except as specifically set forth below, no such Participant shall have any rights under this Agreement (the Participant's rights against any Bank in respect of such participation or other arrangement or transfer to be those set forth in the agreement or agreements executed by such Bank in favor of such Participant). MBIA agrees that the provisions of Sections 3.4, 3.5, 3.6(b), 3.6(c), 3.6(d) and 9.2 shall run to the benefit of each Participant and its participations or interests herein, and each Bank may enforce such provisions on behalf of any of its Participants. Each Bank shall use its best efforts to give the Administrative Agent and MBIA at least 30 days prior written notice of any participation, assignment, sale or other transfer under this Section. Each Bank agrees that without the consent of the Administrative Agent and MBIA, it will not enter into or grant any such participation to a Participant which has not (i) delivered to the Administrative Agent and MBIA the forms and documents applicable to it contemplated by Section 3.6(c) and (ii) agreed to be bound by and subject to the provisions set forth in the second sentence of Section 3.6(d). In entering into any participation agreement with a Participant, each Bank shall use reasonable efforts to provide that, if such Participant demands such materially excess compensation as described in Section 3.4(d), such agreement may be terminated by such Bank without the payment of any compensation or penalties. Upon a participation, assignment, sale or transfer in accordance with the foregoing, MBIA shall execute such documents and do such acts as such Bank may reasonably request to effect such transaction.

                (d) From time to time with the prior consent of the Administrative Agent and so long as no Loans have been made hereunder, MBIA shall have the right to increase the Maximum Tranche A Commitment by (i) increasing the amount of the Tranche A Commitment of any Tranche A Bank with the prior consent of such Tranche A Bank, or (ii) adding as a Tranche A Bank hereunder one or more commercial banks or other financial institutions (each, a "New Bank"); provided that no such increase shall be permitted (x) without the written consent of each Bank if, after giving effect thereto, the Maximum Commitment would exceed $900,000,000, or (y) without the written consent of each Tranche A Bank, if, after giving effect thereto, the Maximum Tranche A Commitments would exceed $700,000,000. No such increase in the Tranche A Maximum Commitment shall be effective until (A) in the case of an increased Tranche A Commitment of a Tranche A Bank, MBIA shall have exchanged the Tranche A Note held by such Tranche A Bank for a new Tranche A Note payable to such Tranche A Bank in the amount of the increased Tranche A Commitment, and such Tranche A Bank shall have entered into an amendment to Schedule 1 to this Agreement modifying the amount of such Tranche A Bank's Tranche A Commitment, or (B) in the case of the addition of a New Bank, MBIA shall have executed and delivered to the New Bank a Tranche A Note payable to such New Bank in the amount of its Tranche A Commitment, and the New Bank shall have executed and delivered to MBIA and the Administrative Agent a joinder agreement by which it agrees to be bound hereunder and the Loan Documents as a Tranche A Bank and, without limiting the generality of the foregoing, confirms to the Agents and other Banks the acknowledgments and representations as to the New Bank contained in Section 8.3(d) hereof as of the date of such joinder agreement and amends Schedule 1 to this Agreement to add the appropriate information with respect to the New Bank and its Tranche A Commitment.

                (e) Each Bank shall endeavor to notify the Administrative Agent and MBIA within 60 days after the Restatement Effective Date and, with respect to each new Participant or New Bank, within 60 days after such Person becomes a Participant or a Bank, of each Insured Obligation identified in the most recent certificate delivered by MBIA to the Banks pursuant to Section 6.10(c)(i) hereof which such Bank or such Participant, as the case may be, is obligated to purchase under the terms of a line of credit, standby bond purchase agreement, letter of credit, liquidity agreement or similar agreement or arrangement.

        Section 10.9 Lending Office. Any Bank or any Participant may make, transfer and carry any Loan at, to or for the account of any branch office, subsidiary or affiliate (its "Lending Office"); provided that no such Bank or Participant shall be entitled to receive any greater amount pursuant to Section
3.4 or 3.6(b) as a result of any voluntary action taken by such Bank or such Participant (other than for the purpose of complying with applicable law) pursuant to this section than such Bank or such Participant would have been entitled to receive absent such action except as a result of circumstances arising after the date of such action.

        Section 10.10 Counterparts. This Agreement may be executed in several counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Agreement.

        Section 10.11 Records. The unpaid principal amount of all outstanding Loans, the unpaid interest accrued thereon, the interest rate or rates applicable to such unpaid principal amount and the duration of such applicability, and the accrued and unpaid fees and other amounts due hereunder shall at all times be ascertained from the records of the Banks. Such records and the Administrative Agent's records with respect to any loan account maintained pursuant to Section 2.3(b) shall be presumed to be correct unless the contrary shall be shown.

        Section 10.12 Amendments and Waivers. Subject to the next succeeding sentence, any term, covenant, agreement or condition of this Agreement and the other Loan Documents may be amended with the consent of MBIA, the Administrative Agent and the Majority Banks or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively) by the Administrative Agent and the Majority Banks, and in any such event the failure to observe, perform or discharge any such covenant, condition or obligation (whether such amendment is executed or such consent or waiver is given before or after such failure) shall not be construed as a breach of such covenant, condition or obligation or an Event of Default. Notwithstanding the preceding sentence, (a) MBIA, the Administrative Agent and certain Banks may enter into amendments pursuant to Section 10.8(d) hereof without the consent of any other Bank, (b) without the prior written consent of each Bank adversely affected thereby, no amendment to or waiver under this Agreement or any Loan Document shall (i) increase the Commitment of any Bank, (ii) alter the time for the payment of the principal of or interest on the Loans, the amount of principal thereof, the rate of interest thereon, or the requirement pursuant to
Section 2.9 of the pro rata application of amounts received by the Administrative Agent, (iii) permit any subordination of the principal of or interest on any Loan, (iv) alter the amount of any fee to be paid to any Bank,
(v) change the percentage of the Banks required to constitute the Majority Banks or otherwise required as set forth to effect any consent, amendment or waiver hereunder or under any Loan Document, (vi) amend or waive the provisions of Sections 2.6(b), 2.7, 2.8, 2.9, 2.10, 3.4, 3.5, 3.6(b), 3.6(g), 4.2, 6.8, 9.2,
10.8 or

10.12 of, or the definition of "Loan Commencement Event," "Shared Collateral," "Seventh-Year Collateral," "Tranche A Expiration Date," "Tranche B Expiration Date" set forth in Exhibit A to, this Agreement, (vii) amend or waive Section
7.1 of this Agreement applicable to an Event of Default relating to the timing or amount of any payment due under this Agreement, (viii) amend or waive Section 2 of, or the definitions of "Collateral" or "Secured Obligations" contained in, the Security Agreement, or (ix) waive, release or reduce any Collateral; (c) without the prior consent of each Tranche B Bank, amend or waive Section 4.3 of this Agreement, and (d) without the prior consent of the Administrative Agent, if it is adversely affected thereby, and the Documentation Agent, if it is adversely affected thereby, no such amendment or waiver shall alter the rights of the Administrative Agent or the Documentation Agent. Subsequent holders of the Notes shall be bound by any waiver hereunder or amendment hereof, whether or not any such subsequent holder had notice of such waiver or amendment and whether or not such waiver or amendment is reflected in any or all of the Notes.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                        MBIA INSURANCE CORPORATION

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        COOPERATIEVE CENTRALE
                                        RAIFFEISEN-BOERENLEENBANK B.A.
                                        "RABOBANK NEDERLAND"
                                        New York Branch, as
                                        Administrative Agent
                                        and as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        DEUTSCHE BANK AG,
                                        New York Branch, as Documentation Agent
                                        and as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        LANDESBANK BADEN-WURTTEMBERG,
                                        New York Branch, as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        THE BANK OF NEW YORK,
                                        as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        BAYERISCHE LANDESBANK GIROZENTRALE,
                                        New York Branch, as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        LANDESBANK HESSEN- THURINGEN
                                        GIROZENTRALE,
                                        New York Branch, as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        WESTLB AG,
                                        New York Branch, as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        DEKABANK DEUTSCHE GIROZENTRALE,
                                        as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        BANK OF AMERICA, N.A.,
                                        as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        BARCLAYS BANK PLC,
                                        New York Branch, as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        KBC BANK, N.V.,
                                        as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        LANDESBANK SCHLESWIG-
                                        HOLSTEIN,
                                        New York Branch, as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        NORDDEUTSCHE LANDESBANK
                                        GIROZENTRALE,
                                        New York Branch, as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        THE BANK OF NOVA SCOTIA,
                                        as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        FLEET NATIONAL BANK,
                                        as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        JPMORGAN CHASE BANK,
                                        as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        CREDIT SUISSE FIRST BOSTON,
                                        New York Branch, as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        BAYERISCHE HYPO- UND
                                        VEREINSBANK AG,
                                        New York Branch, as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        BANCO SANTANDER CENTRAL
                                        HISPANO S.A.,
                                        New York Branch, as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                        DEXIA CREDIT LOCAL,
                                        New York Agency, as a Bank

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                 [Signature Pages to MBIA Insurance Corporation
                  Third Amended and Restated Credit Agreement]

                                                                       EXHIBIT A
                                                             TO CREDIT AGREEMENT

                               CERTAIN DEFINITIONS

        As used in the Agreement to which this Exhibit A is annexed, the following terms (which terms shall include in the singular, the plural and vice versa) shall have the meanings herein specified or as specified in the section of such Agreement herein referenced:

        "Administrative Agent" - Recitals.

        "Affected Bank" shall mean (i) a Fronting Bank which ceases to have the Required Ratings or (ii) any Bank which has made a demand pursuant to Section
3.4 of this Agreement, which demand has not been withdrawn, for additional compensation or any Participant (other than a Bank purchasing a participation pursuant to Section 2.10 hereof) which has made a demand pursuant to Section 3.4 for additional compensation and has not withdrawn such demand or been replaced as a Participant by such Bank within 180 days following MBIA's request for replacement, if such additional compensation demanded by such Bank and such Participants of such Bank, on an aggregate and cumulative basis, in respect of the unused portion of such Bank's Commitment, exceeds the rate of additional compensation demanded by any other Bank, taken together with its Participants, in respect of the unused portion of such Bank's Commitment, by one basis point (.01%) per annum or more.

        "Agents" shall mean and include each of the Administrative Agent, the Documentation Agent and the Collateral Agent.

        "Agent Fee Letter"-- Section 3.1(d).

        "Agreement" shall mean this Credit Agreement, as it may from time to time be amended, supplemented or otherwise modified.

        "Alternate Rate" shall mean, for any day, the sum of (i) 0.75% per annum plus (ii) the Federal Funds Rate (as defined below), each change in such interest rate to take effect simultaneously with the corresponding change in the Federal Funds Rate, but in no event in excess of the maximum interest rate permitted by applicable law. For such purpose, the "Federal Funds Rate" shall mean, for any day, the fluctuating interest rate per annum at which Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch, as a branch of a foreign bank, in its sole discretion, can acquire federal funds in the interbank overnight federal funds market through brokers of recognized standing or otherwise, as most recently determined by Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch.

        "Applicable Margin" shall mean, for any date of determination, the applicable per annum rate set forth below for the "Loan Duration," determined for each Loan as the period commencing on the Loan Date for such Loan and ending on such date of determination, and for the applicable "Rating," determined on such date of determination by the rating then publicly assigned to MBIA's claims paying ability by Moody's and S&P:

                                                          RATING
                                            Below Aaa/AAA      Below Aa3/AA- and
                                        and at least equal to    least equal to   Below A3/A- or
        LOAN DURATION         Aaa/AAA          Aa3/AA-               A3/A-           unrated
        less than 3 years         2.50%                  2.75%              3.00%           3.25%
        3 or more years and
         less than 5 years        2.75%                  3.00%              3.25%           3.50%
        5 or more years           3.00%                  3.25%              3.50%           3.75%

provided that if an Event of Default shall have occurred and be continuing, the Applicable Margin shall be 4.50%. In the event that on any date of determination the ratings then publicly assigned to MBIA's claims paying ability by Moody's and S&P would result in different "Ratings" categories set forth above, the Applicable Margin shall be determined based on the lower of such categories. Any change in the Applicable Margin by reason of a change in a rating from Moody's or S&P shall be effective as of the date on which such change in first announced by the applicable rating agency.

        "Assignment and Assumption Agreement" - Section 10.8.

        "Available Tranche A Commitment" as of any day shall mean (a) the Maximum Tranche A Commitment (giving effect to any reduction thereof effective on such day), minus (b) the aggregate principal amount of Tranche A Loans made by the Tranche A Banks hereunder determined without regard to any repayment or prepayment thereof.

        "Available Tranche B Commitment" as of any day shall mean (a) the Maximum Tranche B Commitment (giving effect to any reduction thereof effective on such day), minus (b) the aggregate principal amount of Tranche B Loans made by the Tranche B Banks hereunder determined without regard to any repayment or prepayment thereof.

        "Available Seventh-Year Principal" - Section 2.6(b).

        "Available Shared Principal" - Section 2.6(b).

        "Average Annual Debt Service" as of a specified date with respect to an Insured Obligation, shall mean the applicable Retained Percentage times the sum of (i) the aggregate outstanding principal amount of such Insured Obligation, and (ii) the aggregate amount of interest thereafter required to be paid on such Insured Obligation (giving effect to all mandatory sinking fund payments or other regularly scheduled required redemptions, prepayments or other retirement of principal), divided by the number of whole and fractional years from the date of determination to the latest maturity date of such Insured Obligation, and with respect to the Covered Portfolio as of such date as specified, shall mean the sum of the Average Annual Debt Service as of such date of all Insured Obligations contained in the Covered Portfolio. In the event that an Insured Obligation bears interest at a variable rate, the interest thereon for purposes of the determination of Average Annual Debt Service shall be calculated at the rate employed by

MBIA to compute average annual debt service with respect to such Insured Obligation in accordance with its customary business practices.

        "Banks" shall mean the Tranche A Banks and the Tranche B Banks, collectively, and "Bank" shall mean any one of the foregoing Banks.

        "Bankruptcy Code" - Section 7.1(f).

        "Business Day" shall mean any day excluding (i) Saturday and Sunday and
(ii) any day on which banks in New York City are authorized by law or other governmental action to close and, if the applicable Business Day relates to any Eurodollar Rate Loan, on which dealings are carried on in the London interbank market for Dollars.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Collateral" shall have the meaning assigned to that term in the Security Agreement.

        "Collateral Agent" shall have the meaning assigned to that term in the Security Agreement.

        "Commitment" shall mean any Bank, its Tranche A Commitment or its Tranche B Commitment, if any.

        "Controlled Group" shall mean all members of a controlled group of corporations and all trades and businesses, whether or not incorporated) under common control which, together with MBIA, are treated as a single employer under
Section 414(b) or 414(c) of the Code.

        "Covered Portfolio" shall mean and include each Insured Obligation outstanding on the Restatement Agreement Date and each Insured Obligation issued thereafter and prior to the date of the first Loan (or such later date to which the Agent and the Majority Banks may consent in writing), other than (a) Insured Obligations listed on Exhibit E hereto, (b) additional Insured Obligations which MBIA hereafter elects in writing to exclude from the Covered Portfolio with the prior written consent of the Agent and the Majority Banks (which writing and consent shall be deemed to constitute an amendment supplementing Exhibit E hereto and shall not be unreasonably withheld); provided that no additional Insured Obligations shall become part of the Covered Portfolio from and after the date on which any Bank has given a notice to MBIA pursuant to Section 7.2(b) hereof as a result of the occurrence of an Event of Default, and (c) any Insured Obligation which any Bank or any Participant is obligated to purchase under the terms of a line of credit, standby bond purchase agreement, letter of credit, liquidity agreement or similar agreement or arrangement; provided, further, that at no time shall the Covered Portfolio contain industrial development bonds having an aggregate Average Annual Debt Service exceeding one percent (1%) of the Average Annual Debt Service on the entire Covered Portfolio. For the avoidance of doubt, the Covered Portfolio shall include all Insured Obligations in the Tranche B Covered Portfolio.

        "Cumulative Losses" for a specified period shall mean the aggregate Losses of MBIA determined cumulatively during such period determined without regard to Pledged Recoveries.

        "Debt" shall mean and include all obligations for borrowed money, obligations (other than accounts payable and other similar items arising in the normal course of business) for the deferred payment of the purchase price of property and lease obligations which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of the balance sheet of the respective company as at the date as of which Debt is to be determined, or any guarantee of any such obligation.

        "Default" shall mean any condition, event or act which with notice or lapse of time, or both, would become an Event of Default.

        "Defaulted Amount" - Section 2.11(c).

        "Defaulting Bank" - Section 2.11(c).

        "Department" shall mean the Insurance Department of the State of New
York.

        "Documentation Agent" - Recitals.

        "Dollars", "U.S.$", "$" and "U.S. dollar" shall mean the lawful currency of the United States of America.

        "Effective Date" shall mean December 29, 1989, the "Effective Date" under the Original Credit Agreement.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        "Eurodollar Rate" shall mean, for any Interest Period for any Bank, a rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equivalent to the rate determined pursuant to the following formula:

        Eurodollar Rate    =            LIBOR
                              ---------------------------
                              1-LIBOR Reserve Percentage

on the first day of such Interest Period.

        "Eurodollar Rate Loan" shall mean a Loan which bears interest calculated by reference to the Eurodollar Rate as provided in Section 2.4.

        "Escrow Account" shall mean the Escrow Account established under the Security Agreement.

        "Event of Default" - Section 7.1.

        "Facility Period" shall mean the period commencing on the Restatement Agreement Date and ending on the later to occur of the Tranche A Expiration Date and the Tranche B Expiration date.

        "Fee Margin"-- Section 7.5.

        "Fronting Bank" shall mean, with respect to a Bank, another Bank which is designated as a "Fronting Bank" for such Bank, as set forth in a Fronting Bank Supplement.

        "Fronting Bank Commitment" shall mean, with respect to a Fronting Bank and another Bank for which it acts as Fronting Bank, the commitment of such Fronting Bank to provide Loans in respect of the Commitment of such other Bank, as set forth in such Fronting Bank's Fronting Bank Supplement.

        "Fronting Bank Loan" shall mean a Loan made by a Fronting Bank pursuant to Section 2.11, unless otherwise provided in such Section.

        "Fronting Bank Note" shall mean the Note issued to any Bank pursuant to
Section 2.11 evidencing Loans made by such Bank in its capacity as a Fronting Bank, and any Notes issued by MBIA and accepted by such Bank or a transferee in exchange, substitution or replacement therefor, as each may be amended from time to time.

        "Fronting Bank Percentage" shall mean, with respect to a Fronting Bank and the Commitment of another Bank for which it acts as Fronting Bank, its applicable Fronting Bank Commitment expressed as a percentage of the Commitment of such other Bank.

        "Fronting Bank Supplement" shall mean each supplement to this Agreement among a Fronting Bank, MBIA and the Administrative Agent, substantially in the form of Exhibit G hereto, which is in effect from time to time, as such supplement may have been amended or otherwise modified at such time.

        "Incremental Reserve" shall mean, on any date with respect to an Insured Obligation in the Covered Portfolio, an amount equal to the increase, if any, on such date in a Reserve with respect to such Insured Obligation.

        "Initial Fronting Bank Notes" - Section 4.1(b)(iii).

        "Installment Premiums" shall mean any and all premiums which are required to be paid or claimed to be required to be paid to or for the account of MBIA in respect of Insured Obligations in the Covered Portfolio on a periodic basis rather than by payment in full on the date of the effectiveness of the relevant Insurance Contract.

        "Insurance Contracts" - Section 5.11.

        "Insured Obligation" shall mean (a) municipal obligation bonds, special revenue bonds and industrial development bonds hereof issued by the United States of America, a state thereof or the District of Columbia, a municipality or governmental unit or other political subdivision of the foregoing or any public agency or instrumentality thereof, and (b) other obligations which the Majority Banks have approved in writing, in each case to the extent that the payment of principal thereof, together with interest thereon, is insured, reinsured or otherwise guaranteed by MBIA under an Insurance Contract in compliance with the applicable provisions of the New York Insurance Law.

        "Interest Period" means, for each Loan, the period commencing on the Loan Date of such Loan or, if applicable, on the date specified in Section 2.4(b) or 2.4(c), and ending on the last day of the one-month period commencing on such date; provided that (i) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, unless such extension would cause the last day of such Interest Period to occur in the next following calendar month, in which case the last day of such Interest Period shall occur on the next preceding Business Day, and (ii) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the immediately succeeding calendar month, such Interest Period shall end on the last Business Day of such succeeding calendar month.

        "Lending Office" - Section 10.9.

        "LIBOR" shall mean, for any Interest Period for each Eurodollar Rate Loan, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service) at approximately 11:00 a.m. (London time), two Business Days prior to the commencement of such Interest Period, as the rate for U.S. dollar deposits with a maturity comparable to such Interest Period; provided that, in the event that such rate is not available at such time for any reason, then LIBOR for such Interest Period shall be the rate per annum equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the respective rates notified to the Administrative Agent, upon request by the Administrative Agent, by each Reference Bank as the rate at which Dollar deposits are offered to such Reference Bank by prime banks in the London interbank eurodollar market at or about 11:00 a.m. (London time) two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period in an amount approximately equal to the amount of such Eurodollar Rate Loan.

        "LIBOR Reserve Percentage" shall mean, for a Bank for any Interest Period, the reserve percentage applicable during such Interest Period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any marginal emergency, supplemental or any reserve requirement) for such Bank in respect of liabilities or assets consisting of or including Eurocurrency Liabilities (as that term is used in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time) having a term equal to such Interest Period.

        "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or other charge of any kind (including any lease in the nature thereof, and any conditional sale or other title retention agreement), and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

        "Loan" or "Loans" shall mean the Tranche A Loans and Tranche B Loans.

        "Loan Commencement Event" shall mean the time at which Cumulative Losses for the Facility Period first exceed the aggregate Pledged Recoveries received or estimated to be received by MBIA during the Facility Period by an amount equal to the greater of
(a) Nine Hundred Million Dollars ($900,000,000) and (b) five percent (5%) of Average Annual Debt Service on the Covered Portfolio.

        "Loan Date" shall mean, with respect to a Loan, the original date on which such Loan was made (determined without regard to Conversions affecting such Loan).

        "Loan Documents" shall mean this Agreement, the Notes, the Security Agreement, the Tranche A Bank Fee Letter, the Tranche B Bank Fee Letter, the Agent Fee Letter, the Restatement Agreement and each such other agreement or instrument evidencing, securing or pertaining to this Agreement, the Notes, the Security Agreement or any Loan, as shall, from time to time, be executed by MBIA and delivered to the Administrative Agent or any Bank, as such documents may be amended from time to time.

        "Loss" shall mean, on any date, (a) the applicable Retained Percentage times the amount required to be paid on such date by MBIA on claims under an Insurance Contract with respect to an Insured Obligation in the Covered Portfolio by reason of the failure by the issuer thereof or other obligor with respect thereto to pay insured amounts on such Insured Obligation when due, except to the extent the payment results in a Released Reserve, and (b) Incremental Reserves established on such date relating to Insured Obligations in the Covered Portfolio; provided that, without limiting the generality of the foregoing, the term "Loss" shall not include any damages, penalties or similar amounts required to be paid by MBIA in respect of an Insurance Contract by reason of its breach of its obligations thereunder or the cancellation or termination thereof other than in accordance with its terms or any reserves related thereto.

        "Majority Banks" shall mean, at any time, Banks to which greater than 66-2/3% or more of the Loans in the aggregate are owing, or, if no Loans are outstanding, Banks having given greater than 66-2/3% in the aggregate of the Commitments.

        "Maximum Commitment" shall mean the sum of the Maximum Tranche A Commitment and the Maximum Tranche B Commitment, initially an amount equal to Seven Hundred Million Dollars ($700,000,000).

        "Maximum Tranche A Commitment" shall mean the aggregate of the Tranche A Commitments of all Tranche A Banks, initially an amount equal to Seven Hundred Million Dollars ($700,000,000), as such amount may be reduced as provided in
Section 3.2 or increased pursuant to Section 10.8(d).

        "Maximum Tranche B Commitment" shall mean the aggregate of the Tranche B Commitments of all Tranche B Banks, initially an amount equal to zero, as such amount may be reduced as provided in Section 3.2.

        "MBIA Event of Insolvency" shall mean an Event of Default described in any of paragraphs (f), (g) or (h) of Section 7.1.

        "MBIA Inc." shall mean MBIA, Inc., a Connecticut corporation, the holder of all of the issued and outstanding capital stock of MBIA on the date of this Agreement.

        "Moody's" shall mean Moody's Investors Service, Inc. and its successors.

        "Multiemployer Plan" shall mean a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

        "New Bank" - Section 10.8(d).

        "Nonfunding Notice" - Section 2.11(c).

        "Note" shall mean any Tranche A Note, Tranche B Note or Fronting Bank Note.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

        "Participant" - Section 10.8(c).

        "Payment Office" shall mean the office of the Administrative Agent at 245 Park Avenue, 38th Floor, New York, New York 10167, or such office as the Administrative Agent shall from time to time designate by notice to MBIA.

        "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

        "Plan" shall mean at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

        "Pledged Premiums" shall mean any and all Installment Premiums which are paid or payable with respect to defaulted Insured Obligations in the Covered Portfolio on or after the date of a default thereunder and on or after the date of the first Loan.

        "Pledged Recoveries" shall mean the amount of (a) all Released Reserves from and after the Restatement Agreement Date with respect to Insured Obligations in the Covered Portfolio, and (b) without duplication of Released Reserves, any and all moneys and other payments, property and other consideration and compensation received or receivable by or for the account of MBIA from and after the Restatement Agreement Date as repayment or reimbursement of, or otherwise in respect of or arising out of, the payment of a claim by MBIA under an Insurance Contract covering any Insured Obligation in the Covered Portfolio (without regard to whether such claim was paid from the proceeds of a Loan), whether from the issuer thereof or any other Person (including without limitation under or pursuant to (i) such Insurance Contract, any reimbursement agreement, guaranty, letter of credit, mortgage, security agreement, pledge agreement or other contract, agreement or arrangement, (ii) any account or account receivable, (iii) any compromise, settlement or similar arrangement,
(iv) any voluntary payment or gift, (v)
any reinsurance of such Insured Obligation to the extent that the payment under such reinsurance was not deducted in determining the Loss attributable to MBIA's payment of such claim, (vi) any contractual, statutory, common law or other right of subrogation, (vii) any realization upon any mortgage, security interest or other Lien, (viii) any cause of action, whether sounding in tort, contract or otherwise, and any judicial, arbitration or other proceeding by or before any court, agency, tribunal, association or other governmental or private body, or
(ix) any other legal or equitable right or claim, whether or not similar to the foregoing), less the amount of the out-of-pocket costs and expenses, including without limitation attorneys fees and court costs, reasonably incurred by MBIA in connection with the collection or other realization of such moneys and other payments, property and other consideration and compensation.

        "Prohibited Transaction" shall mean a transaction that is prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under
Section 4975 of the Code or Section 408 of ERISA.

        "Reference Banks" shall mean the Banks which are designated herein as the Administrative Agent or the Documentation Agent (or their respective applicable lending offices, as the case may be).

        "Released Reserve" shall mean, on any date with respect to an Insured Obligation, an amount equal to the reduction, if any, on such date in a Reserve with respect to such Insured Obligation, other than a reduction representing a charge to such Reserve for MBIA's payment of claims under an Insurance Contract with respect to such Insured Obligation; provided that any reductions of any such Reserve below the amount of such Reserve which had been maintained on the Restatement Agreement Date shall not constitute a Released Reserve.

        "Reportable Event" shall mean (i) a reportable event described in
Section 4043 of ERISA and regulations thereunder, (ii) a withdrawal by a substantial employer from a Plan to which more than one employer contributes, as referred to in Section 4063(b) of ERISA, or (iii) a cessation of operations at a facility causing more than twenty percent (20%) of Plan participants to be separated from employment, as referred to in Section 4062(e) of ERISA.

        "Required Ratings" shall mean, with respect to a Fronting Bank, the long term credit ratings from Moody's and S&P specified as the Required Ratings for such Fronting Bank in the Fronting Bank Supplement to which it is a party (or such other ratings to which MBIA and the Administrative Agent may consent).

        "Reserve" shall mean, with respect to an Insured Obligation in the Covered Portfolio, case-specific reserves required to be maintained by MBIA under the New York Insurance Law or other applicable insurance law solely by reason of the failure or anticipated failure by the issuer of such Insured Obligation or other obligor with respect thereto to pay such Insured Obligations when due.

        "Restatement Agreement Date" shall mean October 31, 2002.

        "Restatement Effective Date" shall mean December 23, 2002.

        "Retained Percentage" of an Insured Obligation shall mean 100% minus the aggregate percentage of the risk under Insurance Contracts with respect thereto which has been ceded by MBIA to other Persons under reinsurance agreements (whether facultative or treaty) and similar arrangements.

        "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, and its successors.

        "SEC Reports" - Section 5.14.

        "Security Agreement" shall mean the Third Amended and Restated Security Agreement and Collateral Assignment between MBIA and the Collateral Agent, executed and delivered pursuant to Section 4.1(b)(iv) of this Agreement, as amended from time to time.

        "Servicing Trigger Event" shall have the meaning assigned to that term in the Security Agreement.

        "Seventh-Year Collateral" shall have the meaning assigned to that term in the Security Agreement.

        "Seventh-Year Loan" shall mean any Loan made after the Tranche B Expiration Date.

        "Shared Collateral" shall have the meaning assigned to that term in the Security Agreement.

        "Subsidiary" shall mean, with respect to any Person (herein referred to as the "parent"), any corporation, association or other business entity (whether now existing or hereafter organized) of which at least a majority of the Voting Stock is, owned or controlled by the parent or one or more Subsidiaries of the parent, or by the parent and one or more Subsidiaries of the parent.

        "Substitute Notes" - Section 4(b)(ii).

        "Taxes" - Section 3.6(b).

        "Tranche A Bank Fee Letter"-- Section 3.1(a).

        "Tranche B Bank Fee Letter"-- Section 3.1(a).

        "Tranche A Banks" shall mean the Banks listed on Schedule 1 hereto and any assignees of such Banks or New Banks which hereafter become parties hereto having a Tranche A Commitment pursuant to and in accordance with Section 10.8(b) or 10.8(d) hereof; and "Tranche A Bank" shall mean any one of the foregoing Banks.

        "Tranche B Banks" shall mean the Banks listed on Schedule 2 hereto and any assignees of such Banks or New Banks which hereafter become parties hereto having a Tranche B Commitment pursuant to and in accordance with Section 10.8(b) or 10.8(d) hereof; and "Tranche B Bank" shall mean any one of the foregoing Banks.

        "Tranche A Commitment" shall mean with respect to any Tranche A Bank, the amount set forth opposite its name in Schedule 1 hereto under the heading "Tranche A Commitment" or, if such Bank has entered into one or more Assignment and Assumption Agreements, set forth for such Bank in such Assignment and Assumption Agreements.

        "Tranche B Commitment" shall mean with respect to any Tranche B Bank, the amount set forth opposite its name in Schedule 2 hereto under the heading "Tranche B Commitment" or, if such Bank has entered into one or more Assignment and Assumption Agreements, set forth for such Bank in such Assignment and Assumption Agreements.

        "Tranche A Commitment Period" shall mean the period commencing on the Restatement Effective Date and ending on the Tranche A Expiration Date.

        "Tranche B Commitment Period" shall mean the period commencing on the Restatement Effective Date and ending on the Tranche B Expiration Date.

        "Tranche B Covered Portfolio" shall mean and include each Insured Obligation outstanding on the Restatement Agreement Date and each Insured Obligation issued thereafter and prior to the earlier to occur of (i) the date of the first Loan (or such later date to which the Administrative Agent and the Majority Banks may consent in writing) and (ii) the Tranche B Expiration Date, other than (a) Insured Obligations listed on Exhibit E hereto, (b) additional Insured Obligations which MBIA hereafter elects in writing to exclude from the both the Covered Portfolio and the Tranche B Covered Portfolio with the prior written consent of the Administrative Agent and the Majority Banks (which writing and consent shall be deemed to constitute an amendment supplementing Exhibit E hereto and shall not be unreasonably withheld); provided that no additional Insured Obligations shall become part of the Tranche B Covered Portfolio from and after the date on which any Bank has given a notice to MBIA pursuant to Section 7.2(b) hereof as a result of the occurrence of an Event of Default, and (c) any Insured Obligation which any Bank or any Participant is obligated to purchase under the terms of a line of credit, standby bond purchase agreement, letter of credit, liquidity agreement or similar agreement or arrangement; provided, further, that at no time shall the Tranche B Covered Portfolio contain industrial development bonds having an aggregate Average Annual Debt Service exceeding one percent (1%) of the Average Annual Debt Service on the entire Tranche B Covered Portfolio.

        "Tranche A Expiration Date" shall mean October 31, 2009 or, if such day is not a Business Day, on the next preceding Business Day.

        "Tranche B Expiration Date" shall mean October 31, 2008 or, if such day is not a Business Day, on the next preceding Business Day.

        "Tranche A Loan" or "Tranche A Loans" shall mean the loans extended to MBIA by the Banks pursuant to Section 2.1(a).

        "Tranche B Loan" or "Tranche B Loans" shall mean the loans extended to MBIA by the Banks pursuant to Section 2.1(b).

        "Tranche A Note" shall mean the limited recourse promissory note of MBIA issued to any Tranche A Bank pursuant to Section 2.3 evidencing such Bank's Tranche A Loans, and any notes issued by MBIA and accepted by such Bank or a transferee in exchange, substitution or replacement therefor, as each may be amended from time to time, and "Tranche A Notes" shall mean all such Tranche A Notes collectively.

        "Tranche B Note" shall mean the limited recourse promissory note of MBIA issued to any Tranche B Bank pursuant to Section 2.3 evidencing such Bank's Tranche B Loans, and any notes issued by MBIA and accepted by such Bank or a transferee in exchange, substitution or replacement therefor, as each may be amended from time to time, and "Tranche B Notes" shall mean all such Tranche B Notes collectively.

        "Voting Stock" shall mean stock of any class or classes (or equivalent interests) or any other securities of a business entity if the holders of the stock of such class or classes (or equivalent interests) or such securities are ordinarily, or may, upon the occurrence of contingencies be, entitled to vote for the election of directors (or persons performing similar functions) of such business entity, even though the right so to vote has been suspended or such contingencies have not yet occurred.

        "written" or "in writing" shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

        The terms "hereof", "hereby", "hereto", "hereunder" and similar terms mean this Agreement, and the term "heretofore" means before, and the term "hereafter" means after, the execution date hereof.

                                                                       EXHIBIT B
                                                             TO CREDIT AGREEMENT

                           FORM OF NOTICE OF BORROWING

                                                             [Date]

Cooperatieve Centrale   Raiffeisen-Boerenleenbank B.A.,
  Rabobank Nederland
New York Branch, as Administrative Agent
[Address]
Attention: _____________________

        Re: Borrowing under Third Amended and Restated Credit Agreement dated as of October 31, 2002 among MBIA Insurance Corporation, the Banks named therein, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. Rabobank Nederland, New York Branch, as Administrative Agent, and Deutsche Bank AG, New York Branch, as Documentation Agent, as amended

Dear Sirs:

        MBIA Insurance Corporation, a New York stock insurance corporation ("MBIA"), hereby requests that a Loan be made to MBIA by the Banks under the Third Amended and Restated Credit Agreement referred to above (the "Credit Agreement") as follows (all capitalized terms herein having the meanings ascribed thereto in the Credit Agreement):

        1. The aggregate amount of the Loans requested hereby (the "Subject Loans") is $___________.

        2. The date on which the Subject Loans are requested to be made (the "Loan Date") is __________, which is a Business Day not less than three (3) Business Days after the date hereof.

        3.      The Loan Commencement Event has occurred.

        4. The Available Tranche A Commitment as of the Loan Date (determined after giving effect to any reduction of the Maximum Tranche A Commitment on or prior to the Loan Date) will be $__________, and the Available Tranche B Commitment as of the Loan Date (determined after giving effect to any reduction of the Maximum Tranche B Commitment on or prior to the Loan Date) will be $__________, which in the aggregate is at least equal to the amount of the Subject Loans.

        5. Immediately after giving effect to the Subject Loans, the aggregate principal amount of Loans made under the Credit Agreement, determined without regard to any repayments or prepayments thereof, does not exceed $________, which equals MBIA's Cumulative Losses incurred after the Loan Commencement Event.

        6. Each of the conditions set forth in the Credit Agreement to the Banks' obligations to make the Subject Loans have been satisfied.

        7.      The proceeds of the Subject Loans will be applied as provided in
Section 6.1 of the Credit Agreement, and Schedule 1 hereto contains a description in reasonable detail of the Loss which the proceeds of the Loans will be applied to pay, including without limitation an identification of the Insured Obligation which is in default, the amount of such default, a calculation of the Incremental Reserves, if any, being established with respect to such Loss and the amount of Pledged Premiums, if any, received by MBIA or hereafter payable in respect of such Insured Obligation.

        8. The statements set forth above shall be true and correct on and as of the Loan Date.

        9. The aggregate amount of the Pledged Recoveries and Pledged Premiums received by or for the account of MBIA during the Facility Period as of [date within 15 days of the date of the Notice of Borrowing] equals $__________, which amount has been deposited into the Escrow Account and has been applied or is available to pay the principal of and interest on Loans when due (whether at the stated or any accelerated maturity date thereof) in accordance with the Loan Documents, and the balance of the Escrow Account as of such date equals $___________.

        10. The Subject Loans are to be disbursed to the following account of MBIA:

                         _______________________________
                         _______________________________
                         _______________________________

        11. The undersigned is duly authorized and empowered in the name and on behalf of MBIA to present this Notice of Borrowing and to request and obtain the Subject Loans upon and in accordance with, and subject to, the terms and conditions set forth in the Credit Agreement and the Loan Documents.

        IN WITNESS WHEREOF, MBIA has executed and delivered this Notice of Borrowing this ____ day of _______________, 20__

                                        MBIA INSURANCE CORPORATION

                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                                                     EXHIBIT C-1
                                                             TO CREDIT AGREEMENT

                        FORM OF TRANCHE A PROMISSORY NOTE

                                                              New York, New York
US$____________                                                           [Date]

        FOR VALUE RECEIVED, the undersigned, MBIA INSURANCE CORPORATION, a New York stock insurance corporation formerly known as Municipal Bond Investors Assurance Corporation ("MBIA"), hereby promises to pay to the order of _______________________________ (the "Bank"), at the offices of Rabobank
Nederland, 245 Park Avenue, New York, New York 10167, in lawful money of the United States of America in immediately available funds, the principal sum of ________________________ Dollars (US$______________) or, if less, the aggregate unpaid principal amount of the Tranche A Loans (as defined in the hereinafter referred to Credit Agreement) outstanding and payable to the Bank by MBIA under the Third Amended and Restated Credit Agreement, dated as of October 31, 2002, among MBIA, the Banks from time to time parties thereto, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch, as Administrative Agent and the other agents parties thereto, as amended from time to time (the "Credit Agreement") in the amounts and on the dates set out in the Credit Agreement. MBIA also promises to pay interest on the unpaid principal amount of such Tranche A Loans from the date on which such Tranche A Loans are made until the Tranche A Loans are repaid in full at such interest rates and payable on such dates as are determined pursuant to the Credit Agreement.

        If any payment on this Note shall be specified to be made upon a day which is not a Business Day (as defined in the Credit Agreement), it shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

        The Bank is authorized to record the date and amount of each Tranche A Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of MBIA's obligations hereunder.

        Presentment, demand, protest and notice of dishonor are hereby waived by the undersigned.

        This Note evidences the Bank's Tranche A Loans under, and is entitled to the benefits and subject to the provisions of, and is secured by, the Credit Agreement and the other Loan Documents (as defined therein). The Credit Agreement, among other things, contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and for mandatory and optional prepayments of the principal of this Note prior to maturity, all upon the terms and conditions specified therein.

        The payment obligations of MBIA under this Note are limited as provided in Section 2.7 of the Credit Agreement.

        This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                        MBIA INSURANCE CORPORATION

                                        By:
                                           ---------------------------
                                           Name:
                                           Title:

                                      C-1-2

                                      GRID

                                 Unpaid Principal   Principal
                 Amount of           Paid or        Amount of     Notation
    Date      Tranche A Loan         Prepaid          Note        Made by
    ----      --------------     ----------------   ---------    ----------

--------------------------------------------------------------------------------

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                                      C-1-3

                                                                     EXHIBIT C-2
                                                             TO CREDIT AGREEMENT

                        FORM OF TRANCHE B PROMISSORY NOTE

                                                              New York, New York
US$____________                                                           [Date]

        FOR VALUE RECEIVED, the undersigned, MBIA INSURANCE CORPORATION, a New York stock insurance corporation formerly known as Municipal Bond Investors Assurance Corporation ("MBIA"), hereby promises to pay to the order of _______________________________ (the "Bank"), at the offices of Rabobank
Nederland, 245 Park Avenue, New York, New York 10167, in lawful money of the United States of America in immediately available funds, the principal sum of ________________________ Dollars (US$______________) or, if less, the aggregate unpaid principal amount of the Tranche B Loans (as defined in the hereinafter referred to Credit Agreement) outstanding and payable to the Bank by MBIA under the Third Amended and Restated Credit Agreement, dated as of October 31, 2002, among MBIA, the Banks from time to time parties thereto, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch, as Administrative Agent and the other agents parties thereto, as amended from time to time (the "Credit Agreement") in the amounts and on the dates set out in the Credit Agreement. MBIA also promises to pay interest on the unpaid principal amount of such Tranche B Loans from the date on which such Tranche B Loans are made until the Tranche B Loans are repaid in full at such interest rates and payable on such dates as are determined pursuant to the Credit Agreement.

        If any payment on this Note shall be specified to be made upon a day which is not a Business Day (as defined in the Credit Agreement), it shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

        The Bank is authorized to record the date and amount of each Tranche B Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of MBIA's obligations hereunder.

        Presentment, demand, protest and notice of dishonor are hereby waived by the undersigned.

        This Note evidences the Bank's Tranche B Loans under, and is entitled to the benefits and subject to the provisions of, and is secured by, the Credit Agreement and the other Loan Documents (as defined therein). The Credit Agreement, among other things, contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and for mandatory and optional prepayments of the principal of this Note prior to maturity, all upon the terms and conditions specified therein.

        The payment obligations of MBIA under this Note are limited as provided in Section 2.7 of the Credit Agreement.

        This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                        MBIA INSURANCE CORPORATION

                                        By:
                                           ---------------------------
                                           Name:
                                           Title:

                                      C-2-2

                                      GRID

                                 Unpaid Principal   Principal
                 Amount of           Paid or        Amount of     Notation
    Date      Tranche B Loan         Prepaid          Note        Made by
    ----      --------------     ----------------   ---------    ----------

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                                      C-2-3

                                                                       EXHIBIT D
                                                             TO CREDIT AGREEMENT

                           FORM OF SECURITY AGREEMENT

                                                                       EXHIBIT E
                                                             TO CREDIT AGREEMENT

                           LIST OF INSURED OBLIGATIONS
                       EXCLUDED FROM THE COVERED PORTFOLIO

Delivered to the Administrative Agent.

This Exhibit E is subject to supplementation as provided in the definition of "Covered Portfolio" contained in Exhibit A to the Credit Agreement.

                                                                       EXHIBIT F
                                                             TO CREDIT AGREEMENT

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                            dated as of ____________

        Reference is made to the Credit Agreement described in Item 1 of Annex I annexed hereto (as such agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I attached hereto, terms defined in or defined for purposes of the Credit Agreement are used herein as so defined. Cooperatieve Centrale
Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch, as Administrative Agent under the Credit Agreement (in such capacity, the "Administrative Agent"), ___________________ (the "Assignor") and
_____________________ (the "Assignee"), hereby agree as follows:

        (a) The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to that portion of the Assignor's Commitment and other rights, duties and obligations under the Credit Agreement, in and to that portion of the Assignor's Loans (if any) as of the date hereof which represents the percentage interest specified in Item 2 of Annex I hereto (the "Assigned Share").

        (b) Following the execution of this Agreement by the Administrative Agent, the Assignor and the Assignee, the consent hereto by MBIA and payment by the Assignee to the Assignor of the purchase price for the Assigned Share as agreed upon by the Assignor and the Assignee, this Agreement shall become effective as of the Settlement Date specified in Item 3 of Annex I hereto (the "Settlement Date"). As of the Settlement Date, [(i) the Assignee shall be a party to the Credit Agreement and, to the extent provided herein and therein, have the rights and obligations of a Bank thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Agreement and in the Credit Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents] [the Assignee's Commitment set forth in Schedule I to the Credit Agreement shall be increased by the amount set forth in Item 2(d) of Annex I hereto and (ii) the Assignor's Commitment set forth on said Schedule shall be decreased by the same amount].

        (c) The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties and representations made in or in connection with the Credit Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of or the performance or observance by MBIA of any of its obligations under the Credit

Agreement, any of the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) requests that the Administrative Agent request that MBIA exchange the Note held by the Assignor evidencing any Loans made by the Assignor under the Credit Agreement for a new Note payable to the Assignor (if the Assignor has retained any interest in the Commitment or any Loans) a new Note payable to the Assignee in the respective amounts which reflect the assignment being made hereby

        (d) The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and SEC Reports referred to therein, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Assignor or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) confirms its agreement with the provisions of Article 9 of the Credit Agreement and appoints and authorizes the Administrative Agent on its behalf to exercise such powers under the Credit Agreement and the other Loan Documents, as are delegated to the Administrative Agent by the terms thereof and hereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will be bound by all of the terms and conditions of the Credit Agreement and the other Loan Documents and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank.

        (e) Notwithstanding any provision to the contrary contained in the Credit Agreement, (i) the Assignee's pro rata share of commitment fees, interest payments and other periodic payments will be appropriately adjusted to reflect the period of time during which this Agreement has been in effect, and (ii) to the extent that the Assignee receives any such interest or other amount pursuant to the Credit Agreement in respect of any period of time during which this Agreement was not in effect, or that the Assignor receives any such interest or other amount pursuant to the Credit Agreement in respect of any period of time prior to the time during which this Agreement was in effect, the Assignor or the Assignee, as the case may be, will forthwith pay to the other its pro rata share thereof, appropriately adjusted as provided in clause (i) above.

        (f) Any amendment to, waiver of any provision of or consent pursuant to this Agreement, shall be effective with and only upon the prior concurrence of the Administrative Agent, MBIA, the Assignor and the Assignee, unless otherwise provided in the Credit Agreement.

        (g) The address of Assignor and Assignee for purposes of all notices or other communications hereunder or under the Credit Agreement are as set forth on Item 4 of Annex I hereto, or to such other address as shall be designated by such party pursuant to Section 10.7 of the Credit Agreement.

        (h) All payments to be made to the Assignor or the Assignee hereunder or under the Credit Agreement shall be made by federal wire in accordance with the Credit Agreement, or as otherwise directed by the Assignor or the Assignee, as the case may be, by notice to the other and to the Administrative Agent and as may be acceptable to the Administrative Agent.

        (i) This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Assignee may not assign any of its rights or obligations hereunder except as permitted by Section 10.8(b) or 10.8(c) of the Credit Agreement.

        (j) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A. "RABOBANK
                                        NEDERLAND", New York Branch
                                         as Administrative Agent

                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

                                        [NAME OF ASSIGNOR],
                                         as Assignor

                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

                                        [NAME OF ASSIGNEE]
                                         as Assignee

                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

ACCEPTED AND AGREED TO:

MBIA INSURANCE CORPORATION

By
  ----------------------------
  Name:
  Title:

                  ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                     ANNEX I

1.      Name and Date of Credit Agreement:

        Third Amended and Restated Credit Agreement, dated as of October 31, 2002, among MBIA Insurance Corporation, a New York stock insurance corporation, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch, as Administrative Agent, Deutsche Bank AG, New York Branch, as Documentation Agent, and the Banks signatory thereto, as it may have been further amended.

2.      Amounts (as of date of Assignment and Assumption Agreement):

        (a)     Aggregate Amount of Assignor's
                      Tranche A Commitment                        $___________

        (b)     Aggregate Amount of Assignor's
                      Tranche B Commitment                        $___________

        (c)     Aggregate Amount of Assignor's
                      Fronting Bank Commitment                    $___________

        (d)     Aggregate Amount of Assignor's
                      Tranche A Loans Currently Outstanding       $___________

        (e)     Aggregate Amount of Assignor's
                      Tranche A Loans Currently Outstanding       $___________

        (f)     Aggregate Amount of Assignor's
                      Fronting Bank Loans Currently
                       Outstanding                                $___________

        (g)     Percentage of Assignor's
                      Tranche A Commitment and
                       Tranche A Loans Assigned                   $___________

        (h)     Assigned Amount of Tranche A Commitment           $___________

        (i)     Percentage of Assignor's
                      Tranche B Commitment and
                       Tranche B Loans Assigned                   $___________

        (j)     Assigned Amount of Tranche B Commitment           $___________

        (k)     Assigned Amount of Fronting Bank
                      Commitments                                 $___________

        (l)     Amount of Assigned Share of Tranche A Loans
                      Currently Outstanding                       $___________

        (m)     Amount of Assigned Share of Tranche B Loans
                      Currently Outstanding                       $___________

        (n)     Amount of Assigned Share of Fronting Bank Loans
                      Currently Outstanding                       $___________

3.      Settlement Date:

4.      Notice Addresses:

5.      Payment Instructions:

ACCEPTED AND AGREED:

[NAME OF ASSIGNOR]                     [NAME OF ASSIGNEE]

By:                                    By:
   --------------------------             --------------------------
   Name:                                  Name:
   Title:                                 Title:

By:                                    By:
   --------------------------             --------------------------
   Name:                                  Name:
   Title:                                 Title:

COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.
"RABOBANK NEDERLAND",
New York Branch, as Administrative Agent

By:
   --------------------------
   Name:
   Title:

By:
   --------------------------
   Name:
   Title:

                                                                       EXHIBIT G
                                                             TO CREDIT AGREEMENT

                        FORM OF FRONTING BANK SUPPLEMENT

                                     [date]

        Reference is made to the Third Amended and Restated Credit Agreement, dated as of October 31, 2002, among MBIA Insurance Corporation ("MBIA"), Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland," New York Branch, as Administrative Agent (the "Administrative Agent"), Deutsche Bank AG, New York Branch, as Documentation Agent, and the Banks signatory thereto (as such agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Terms defined in or defined for purposes of the Credit Agreement are used herein as so defined. MBIA, the Administrative Agent and the Bank identified in Item 1 on Annex I hereto (the "Fronting Bank") hereby agree as follows:

             1.   By this Supplement and effective on the date identified in
        Item 2 on Annex I hereto, the Fronting Bank hereby agrees to be bound by, and shall have rights and obligations under, the Credit Agreement and the Loan Documents as a Fronting Bank.

             2. The Banks for which the Fronting Bank is acting as Fronting Bank and the Fronting Bank Commitment and the Fronting Bank Percentage of the Fronting Bank for each such Bank are set forth in Item 3 on Annex I hereto, subject to adjustment as provided in the Credit Agreement.

             3. The portion of the Tranche A Commitment of each Tranche A Bank for which the Fronting Bank is acting as Fronting Bank as of the date hereof is set forth on Annex II hereto.

             4. The portion of the Tranche B Commitment of each Tranche B Bank for which the Fronting Bank is acting as Fronting Bank as of the date hereof is set forth on Annex III hereto.

             5. The Administrative Agent hereby requests, on behalf of the Fronting Bank, that MBIA deliver, and MBIA does hereby agree to deliver, a Fronting Bank Note payable to the Fronting Bank in the aggregate amount of Fronting Bank Commitments of the Fronting Bank hereunder or under other Fronting Bank Supplements dated the date hereof.

             6. The Required Ratings for the Fronting Bank are those set forth in Item 4 on Annex I hereto.

             7. MBIA hereby agrees to pay to the Administrative Agent for the account of the Fronting Bank a fronting bank commitment fee as set forth in the fee letter among MBIA, the Administrative Agent and the Fronting Bank dated on or about the date hereof which refers to this Supplement.

             8. Any amendment to, waiver of any provision of or consent pursuant to this Supplement shall be effective with and only upon the prior concurrence of MBIA, the Administrative Agent and the Fronting Bank, unless otherwise provided in the Credit Agreement.

             9. This Supplement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Fronting Bank may not assign any of its rights or obligations hereunder except as permitted by Section 10.8(b) or 10.8(c) of the Credit Agreement.

             10. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.

                                       MBIA INSURANCE CORPORATION

                                       By
                                         -----------------------------
                                          Title:

                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A. "RABOBANK
                                       NEDERLAND", as Administrative Agent

                                       By
                                         -----------------------------
                                          Title:

                                       By
                                         -----------------------------
                                          Title:

                                       [NAME OF FRONTING BANK]

                                       By
                                         -----------------------------
                                          Title:

                                   ANNEX I TO
                            FRONTING BANK SUPPLEMENT

1.   Name of Fronting Bank:

2.   Effective Date:

3.   Fronting Bank Commitments and Percentages:

                                                  Fronting Bank
                                Fronting Bank  Percentage of Total
              Name of Bank       Commitment       Bank Commitment    Tranche
          -------------------   -------------  -------------------   -------
     (a)  ___________________   $____________                  ___%    [A/B]
     (b)  ___________________   $____________                  ___%    [A/B]
     (c)  ___________________   $____________                  ___%    [A/B]

     Total Fronting Bank Commitments hereunder:  $______________.

4.   Required Ratings:

     Moody's: _____
     S&P:     _____

ACCEPTED AND AGREED:

MBIA INSURANCE CORPORATION

By:
   --------------------------
   Title:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
 B.A. "RABOBANK NEDERLAND", as Administrative Agent

By:
   --------------------------
   Title:

By:
   --------------------------
   Title:

[NAME OF FRONTING BANK]

By:
   --------------------------
   Title:

                                   ANNEX II TO
                            FRONTING BANK SUPPLEMENT

               [List of Tranche A Banks and Tranche A Commitments]

                                  ANNEX III TO
                            FRONTING BANK SUPPLEMENT

               [List of Tranche B Banks and Tranche B Commitments]

                                                                       EXHIBIT H
                                                             TO CREDIT AGREEMENT

                      FORM OF FRONTING BANK PROMISSORY NOTE

                                                              New York, New York
US$____________                                                           [Date]

        FOR VALUE RECEIVED, the undersigned, MBIA INSURANCE CORPORATION, a New York stock insurance ("MBIA"), hereby promises to pay to the order of _______________________________ (the "Bank"), at the offices of Rabobank
Nederland, 245 Park Avenue, New York, New York 10167, in lawful money of the United States of America in immediately available funds, the principal sum of ________________________ Dollars (US$______________) or, if less, the aggregate unpaid principal amount of the Fronting Bank Loans (as defined in the hereinafter referred to Credit Agreement) outstanding and payable to the Bank by MBIA under the Third Amended and Restated Credit Agreement, dated as of October 31, 2002, among MBIA, the Banks from time to time parties thereto, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch, as Administrative Agent and the other agents parties thereto, as amended from time to time (the "Credit Agreement"), in the amounts and on the dates set out in the Credit Agreement. MBIA also promises to pay interest on the unpaid principal amount of such Loans from the date on which such Loans are made until the Loans are repaid in full at such interest rates and payable on such dates as are determined pursuant to the Credit Agreement.

        If any payment on this Note shall be specified to be made upon a day which is not a Business Day (as defined in the Credit Agreement), it shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

        The Bank is authorized to record the date and amount of each Fronting Bank Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of MBIA's obligations hereunder.

        Presentment, demand, protest and notice of dishonor are hereby waived by the undersigned.

        This Note evidences the Bank's Fronting Bank Loans under, and is entitled to the benefits and subject to the provisions of, and is secured by, the Credit Agreement and the other Loan Documents (as defined therein). The Credit Agreement, among other things, contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and for mandatory and optional prepayments of the principal of this Note prior to maturity, all upon the terms and conditions specified therein.

        The payment obligations of MBIA under this Note are limited as provided in Section 2.7 of the Credit Agreement.

        This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                        MBIA INSURANCE CORPORATION

                                        By:
                                           ---------------------------
                                           Name:
                                           Title:

                                      GRID

                                 Unpaid Principal    Principal
                Amount of            Paid or         Amount of      Notation
    Date          Loan               Prepaid            Note         Made by
    ----      ------------       ----------------    ----------     ---------

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                                       H-3

                                                                       EXHIBIT I
                                                             TO CREDIT AGREEMENT

                  [Form of Opinion of General Counsel of MBIA]

                                     [date]
The Parties Listed on
Schedule I hereto

        Re: Third Amended and Restated Credit Agreement Dated as of October 31, 2002, with MBIA Insurance Corporation

Ladies and Gentlemen:

I am General Counsel of MBIA Insurance Corporation, a New York stock insurance corporation ("MBIA"). This opinion is being given in connection with the Third Amended and Restated Credit Agreement dated as of October 31, 2002 (the "Credit Agreement") among MBIA, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch, as Administrative Agent and as a Bank, Deutsche Bank AG, New York Branch, as Documentation Agent and as a Bank, and the other Banks signatory thereto. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Credit Agreement.

As General Counsel to MBIA, I am familiar with its Restated Charter and its By-Laws, as amended to date, and I have responsibility for supervision of MBIA's insurance regulatory compliance. I have examined such certificates of public officials, such certificates of officers of MBIA and copies certified to my satisfaction of such corporate documents and records of MBIA and of such other papers as I have deemed relevant and necessary for the opinions set forth below. In all such examinations, I have assumed the genuineness of all signatures, the authority to sign and the authenticity of all documents submitted to me as originals. I have also assumed the conformity with the originals of all documents submitted to me as copies. I have relied upon certificates of public officials and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

        Based upon the foregoing, it is my opinion that:

        1. MBIA is a stock insurance corporation duly incorporated and validly existing in good standing under the laws of the State of New York and has the corporate power and all requisite licenses and franchises required to carry on its insurance and other business, as now being conducted in the State of New York and in each other jurisdiction where the nature of the business transacted by it makes such qualification necessary, except any jurisdiction other than the State of New York where failure to so qualify would not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the Credit Agreement, the Notes, the Security Agreement, the Fronting Bank Supplements being entered into as of the date hereof and the Fronting Bank Notes (the "Transaction Documents").

        2. The execution, delivery and performance of the Transaction Documents are within the corporate powers of MBIA, have been duly authorized by all necessary corporate action and do not (i) violate any provision of the Restated Charter of By-Laws of MBIA, (ii) violate any provision of law, rule, regulation (including without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA the violation of which would affect the validity or enforceability of any of the Transaction Documents or the ability of MBIA to perform its obligations under the Transaction Documents, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected or (iv) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses (iii) and (iv), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the Transaction Documents.

        3. To the best of my knowledge, no consent, approval or other action by, or any notice to or filing with, any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

        4. To the best of my knowledge, there is no action, suit, proceeding or investigation before or by any court, arbitrator or administrative or governmental body pending or threatened against MBIA, wherein an adverse decision, ruling or finding would materially and adversely affect (i) the business, assets, operations or financial condition of MBIA, (ii) the transactions contemplated by the Credit Agreement or (iii) the validity or enforceability of the Transaction Documents.

        5. To the best of my knowledge, MBIA is not in violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the Restated Charter or By-Laws of MBIA, or in default under any material indenture, agreement, lease or instrument to which it is a party or by which it or any of its properties may be subject or bound, where such violation or default may result in a material adverse effect on the business, assets, operations or financial condition of MBIA or on its ability to perform its obligations under the Transaction Documents.

        6. To the best of my knowledge, MBIA is in compliance with the New York Insurance Law and the regulations of the Department thereunder and with all other applicable federal state and other laws, rules and regulations relating to its insurance and other business, except with respect to failures, if any, to comply which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any of the Transaction Documents.

        7. All of the issued and outstanding capital stock of MBIA is owned beneficially and of record by MBIA Inc., subject to no Liens. There are no options or similar rights of any Person to acquire any such capital stock or any other capital stock of MBIA.

This opinion is being furnished to each Agent to each Bank and its participants in connection with the execution of the Credit Agreement, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent.

                                Very truly yours,

                                [General Counsel]

                                                                       EXHIBIT J
                                                             TO CREDIT AGREEMENT

                         [Form of Opinion of Kutak Rock]

                                     [date]

To the Parties Listed
on Schedule I hereto

        Re: Third Amended and Restated Credit Agreement dated as of October 31, 2002 with MBIA Insurance Corporation

Ladies and Gentlemen:

        This opinion is being given in connection with the Third Amended and Restated Credit Agreement dated as of October 31, 2002 (the "Credit Agreement") among MBIA Insurance Corporation, a New York stock insurance corporation ("MBIA"), Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch, as Administrative Agent and as a Bank, Deutsche Bank AG, New York Branch, as Documentation Agent and as a Bank, and the other Banks signatory thereto. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Credit Agreement. As used herein, "Transaction Documents" means the Credit Agreement, the Notes, the Security Agreement, the Fronting Bank Supplements being entered into as of the date hereof and the Fronting Bank Notes.

        We have acted as special counsel to MBIA in connection with the execution and delivery of the Transaction Documents. In this connection, we have examined the Transaction Documents and such certificates of public officials, such certificates of officers of MBIA, and copies certified to our satisfaction of such corporate documents and records of MBIA, and such other documents as we have deemed necessary or appropriate for the opinions set forth below. We have relied upon such certificates of public officials and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

        We have also assumed (i) the due execution and delivery, pursuant to due authorization, of each document referred to in the immediately preceding paragraph by all parties other than MBIA to such document, (ii) the authenticity of all such documents submitted to us as originals, (iii) the genuineness of all signatures and (iv) the conformity to the originals of all such documents submitted to us as copies.

        Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the opinion that:

        1. MBIA is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York, and is licensed and authorized to carry on its business under the laws of the State of New York.

        2. Each Transaction Document has been duly executed and is a valid and binding obligation of MBIA enforceable in accordance with its terms, except that such enforceability may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and the enforceability as to rights to indemnity thereunder as may be subject to limitations of public policy.

        3. The execution, delivery and performance of the Transaction Documents do not (a) violate any provision of the Restated Charter or Bylaws of MBIA or (b) violate any provision of law (including without limitation the New York Insurance Law or the Investment Company Act of 1940, as amended) or, to the best of our knowledge, any rule or regulation (including without limitation Regulation T, U or X of the Board of Governors of the Federal Reserve System) presently in effect having applicability to MBIA the violation of which would
(i) affect the validity or enforceability of any Transaction Document or the ability of MBIA to perform its obligations thereunder, (ii) adversely affect the Banks or their rights under any Transaction Document or (iii) materially adversely affect the business, assets, operations or financial condition of MBIA.

        4. To the best of our knowledge, no consent, approval or other action by or any notice to or filing with any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents. No consent, approval or other action by or any notice to or filing with the Department is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

        5. Except with respect to MBIA's obligations to pay the principal of and interest on the Loans, the obligations of MBIA under the Transaction Documents will rank, under the New York Insurance Law, at least pari passu in priority of payment with all other unsecured obligations of MBIA, including without limitation MBIA's obligation to pay claims under Insurance Contracts under the New York Insurance Law, subject, however, to statutory priorities granted to certain claims under Sections 7426 and 7435 of the New York Insurance Law.

        6. The Third Amended and Restated Security Agreement creates a valid security interest (the "Security Interest") in favor of the Collateral Agent for the benefit of the Banks in all of MBIA's right, title and interest in and to substantially all of the Collateral which is subject to the provisions of the Uniform Commercial Code (the "UCC") securing payment of the Secured Obligations and, upon filing of financing statements in appropriate form and in the appropriate offices pursuant to the UCC, resulting in the perfection of such Security Interest, except as follows:

        (a) in the case of property which becomes Collateral after the date hereof, the Security Interest will be perfected at such time as MBIA obtains rights in such property;

        (b) in the case of proceeds of Collateral (other than proceeds in the Escrow Account created under Section 8 of the Security Agreement so long as such Escrow Account is maintained by the Collateral Agent in accordance with the provisions of such Section 8) continuation of perfection of the Security Interest therein is limited to the extent set forth in Section 9-315 of the UCC; and

        (c) in the case of that portion of the Collateral consisting of money, the Collateral Agent will have a perfected security interest therein at such time as the Collateral Agent or its agent takes possession thereof.

        7. The effectiveness of the Transaction Documents does not adversely affect the opinions set forth in paragraphs 6 and 7 of our opinion dated November 30, 1993 delivered in connection with the second amendment and restatement of the Credit Agreement.

        With respect to paragraphs 6 and 7 above, we have assumed compliance by MBIA with its obligations under the Second Amended and Restated Security Agreement and we express no opinion with respect to the following:

        (a) any portion of Collateral constituting real property, improvements thereon or attachments thereto;

        (b) any portion of the Collateral constituting uncertificated securities as defined in Section 8-102 of the UCC;

        (c) any portion of the Collateral constituting property with respect to which a secured party cannot obtain a security interest under
Article 9 of the UCC; and

        (d) the priority of either the Security Interest in or the Lien on the Collateral as against any claims, Liens or other interests that arise by operation of law and do not require any filing, possession or similar action to take priority over perfected security interests or assignments. We are not aware of any such claims, Liens or other interests that may arise by operation of New York Insurance Law other than the statutory priorities referred to in paragraph 5 above, except that we express no opinion as to any such claims, Liens or other interests which may be granted pursuant to Section 7429 of the New York Insurance Law or which may be imposed by a court, the Superintendent of Insurance of the State of New York or other governmental entity having jurisdiction in the existence of their equitable rights arising under Chapter 74 of the New York Insurance Law.

        In rendering the opinions expressed herein, we express no opinion as to the laws of any jurisdiction other than the State of New York and the federal laws of the United States of America.

        This opinion is being furnished to each Agent to each Bank and its participants in connection with the execution of the Credit Agreement, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent.

                                        Very truly yours,

                                                                      SCHEDULE 1
                                                            TO THIRD AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                   BANKS, ADDRESSES AND TRANCHE A COMMITMENTS

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.,           $ 150,000,000
New York Branch
245 Park Avenue
37th Floor
New York, NY 10167
Attn: Angela Reilly

Landesbank Baden-Wurttemberg,                                   $  75,000,000
New York Branch
535 Madison Avenue
New York, NY 10022
Attn: Robert O'Brien

Deutsche Bank AG,                                               $  70,000,000
New York Branch
31 West 52nd Street
New York, NY 10019
Attn: Clinton Johnson / Ruth Leung

The Bank of New York                                            $  65,000,000
One Wall Street
New York, NY 10286
Attn: David Trick

Bayerische Landesbank Girozentrale,                             $  50,000,000
New York Branch
560 Lexington Avenue
New York, NY 10022
Attn: Robert Albano

Landesbank Hessen-Thuringen Girozentrale,                       $  50,000,000
New York Branch
420 Fifth Avenue
New York, NY 10018
Attn: John Sarno

WestLB AG,                                                      $  50,000,000
New York Branch
1211 Avenue of the Americas
New York, NY 10036
Attn: Lillian Lum

DekaBank Deutsche Girozentrale                                  $  35,000,000
Taunusanlage 10
D-60329 Frankfurt am Main
Frankfurt, Germany
Attn: Stephan Wagner

Bank of America, N.A                                            $  30,000,000
901 Main Street, 66th Floor
Dallas, TX 75202
Attn: Joan D'Amico

Barclays Bank PLC,                                              $  25,000,000
New York Branch
200 Park Avenue
New York, NY 10166
Attn: Alison Mcguigan

KBC Bank, N.V                                                   $  20,000,000
125 West 55th Street
New York, NY 10019
Attn: Edward Eijlers

Landesbank Schleswig-Holstein                                   $  20,000,000
590 Madison Avenue
New York, NY 10022
Attn: Constanze von Rheinbaben

Norddeutsche Landesbank Girozentrale,                           $  18,000,000
New York Branch
1114 Avenue of the Americas
37th Floor
New York, NY 10017
Attn: Georg Peters

The Bank of Nova Scotia                                         $  17,000,000
One Liberty Plaza
New York, NY 10006
Attn: David Schwartzbard

Fleet National Bank                                             $  15,000,000
777 Main Street
CT MO 0250
Hartford, CT 06115
Attn: George Urbans

JPMorgan Chase Bank                                             $  10,000,000
270 Park Avenue
New York, NY 10017
Attn: Marybeth Mullen

TOTAL:                                                          $ 700,000,000

                                       1-2

                                                                      SCHEDULE 2
                                                            TO THIRD AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                   BANKS, ADDRESSES AND TRANCHE B COMMITMENTS

Credit Suisse First Boston,                                     $           0
New York Branch
Eleven Madison Avenue
New York, NY 10010
Attn: Jay Chall

Bayerische Hypo- und Vereinsbank AG, New York Branch            $           0
150 East 42nd Street
New York, NY 10017
Attn: Andrew Golub

Landesbank Baden-Wurttemberg,                                   $           0
New York Branch
535 Madison Avenue
New York, NY 10022
Attn: Robert O'Brien

Banco Santander Central Hispano S.A.                            $           0
45 East 53rd Street
New York, NY 10022
Attn: John Hennessy

Bank of America, N.A.                                           $           0
901 Main Street, 66th Floor
Dallas, TX 75202
Attn: Joan D'Amico

Fleet National Bank                                             $           0
777 Main Street
CT MO 0250
Hartford, CT 06115
Attn: George Urbans

Dexia Credit Local, New York Branch                             $           0
445 Park Avenue
New York, NY 10022
Attn: Sandra Lefkovits

Norddeutsche Landesbank Girozentrale                            $           0
New York Branch
1114 Avenue of the Americas
37th Floor
New York, NY 10017

Attn: Georg Peters

JPMorgan Chase Bank                                             $           0
270 Park Avenue
New York, NY 10017
Attn: Marybeth Mullen

TOTAL:                                                          $           0

                                       2-2